As filed with the Securities and Exchange Commission on October 13, 2009
Registration File No. 333-160919
Registration File No. 811-22322

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-2
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☑
PRE-EFFECTIVE AMENDMENT NO. 1
POST-EFFECTIVE AMENDMENT NO.
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☑
AMENDMENT NO. 1
GLOBAL REAL ESTATE INVESTMENTS FUND
(Exact Name of Registrant as Specified in Charter)
8400 East Crescent Parkway, Suite 600
Greenwood Village, Colorado 80111
(Address of Principal Executive Offices — Number, Street, City, State, Zip Code)

Registrant’s telephone number, including area code: 1-866-622-3864
Ascent Investment Advisors, LLC
8400 East Crescent Parkway, Suite 600
Greenwood Village, Colorado 80111
(Name and Address — Number, Street, City, State, Zip Code — of Agent for Service)
Copies of information to:

Thomas R. Westle, Esq.
Blank Rome LLP
405 Lexington Avenue
New York, NY 10174
(212) 885-5239
Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. : ☑
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

	Proposed Maximum
	Aggregate Offering	Amount of
Title of Securities Being Registered	Price (1)	Registration Fee
Common shares, no par value	$225,000,000	$12,555(2)

(1)	Estimated solely for the purpose of calculating the registration fee, in accordance with Rule 457(o) of the Securities Act of 1933.

(2)	Previously paid.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the commission, acting pursuant to section 8(a), may determine.

SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS DATED October 13, 2009

     The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Global Real Estate Investments Fund
Common Shares of Beneficial Interest
$1,000 minimum purchase

     Investment Objective. Global Real Estate Investments Fund (the “Fund”) is a newly organized, continuously offered, diversified, closed-end management investment company that is operated as an interval fund. The Fund’s investment objective is total return through a combination of current income and capital appreciation. The Fund will pursue its investment objective by investing indirectly in a diversified portfolio of high quality income-producing real estate properties. The Fund intends to invest its assets globally, primarily in publicly-traded real estate investment trusts and other real estate securities. There is no assurance the Fund will achieve its objective.
     Securities Offered. The Fund is offering to sell, through its distributor, under the terms of this prospectus, 12,129,380 common shares of beneficial interest, at net asset value plus the applicable sales load. The initial net asset value is $18.55 per share. Initial and subsequent purchases of shares may be made in $1,000 increments. The minimum investment by a shareholder is $1,000. The Fund is offering to sell its shares, on a continual basis, through its distributor. The distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its best efforts to sell the shares. Funds received will be invested promptly and no arrangements have been made to place such funds in an escrow, trust or similar account. During the continuous offering, shares will be sold at the net asset value of the Fund next determined plus the applicable sales load. See “Plan of Distribution.” The Fund’s continuous offering is expected to continue in reliance on Rule 415 under the Securities Act of 1933 until the Fund has sold shares in an amount equal to approximately $5 billion.
     The shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time.
(continued on following page)
     Investing in the Fund’s common shares involves risks. See “Risk Factors” on page 21 of this prospectus.

	Per Share	Total Minimum (1)	Total Maximum (2)
Public Offering Price (3)	$20.00	$1,000.00	$225,000,000
Sales Load (4)	$1.45	$72.50	$16,312,500
Proceeds to the Fund (5)	$18.55	$927.50	$208,687,500

(1)	This offering is not subject to any minimum purchase by the Fund’s distributor. However, minimum initial, and any subsequent, investment by each shareholder in the Fund is $1,000.

(2)	Ascent Real Estate Securities, LLC is serving as the Fund’s distributor on a best efforts basis, subject to various conditions. The Fund also may distribute shares through other selected dealers.

(3)	The shares are offered on a best efforts basis at a price equal to the shares’ net asset value per share, initially equal to $18.55, plus the applicable sales load.

(4)	Investments are subject to a sales load assessed at a rate of 7.25% to 3.25% depending upon the amount invested. See “Plan of Distribution.”

(5)	The Fund’s offering expenses are to be paid by the Fund. These offering expenses are estimated to total $366,634 and will be amortized over the first twelve months of the Fund’s operations.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Ascent Real Estate Securities, LLC
The date of this prospectus is               .

     (continued from previous page)
     Investment Adviser. Ascent Investment Advisors, LLC (the “Adviser”) will act as the Fund’s investment adviser. The Adviser was formed in Colorado as a limited liability company in December of 2007 and commenced operations in January of 2008. It is expected to commence investment management operations in October of 2009. The Portfolio Manager and the other principals of the Adviser have no experience managing a closed-end fund. See “Management of the Fund.”
     Portfolio Contents. The Fund will invest its net assets globally in publicly-traded real estate investment trusts (collectively with their foreign equivalents, “REITs”) and other publicly-traded real estate securities that are included in the FTSE EPRA/NAREIT Global Real Estate Index. The Fund may invest without limitation in foreign REITs and other foreign real estate securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as American Depositary Receipts and Global Depositary Receipts) that represent indirect interests in securities of foreign issuers of real estate securities.
     Repurchases of Shares. The Fund is an interval fund and, as such, has adopted a fundamental policy that it will make quarterly repurchase offers for no less than 5% of the shares outstanding at net asset value. However, the shares are less liquid than shares of funds that trade on a stock exchange. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. See “Quarterly Repurchases of Shares.”
     Potential Conversion to Open-End Fund. The determination to convert to an open-end management investment company, list the shares on a national stock exchange or liquidate the Fund will be made at the discretion of the Board before the end of 2016. Although the Fund’s Board of Trustees (the “Board”) has not made a determination with regard to this matter, the Fund’s investment adviser presently anticipates that the Board is more likely to convert the Fund to an open-end management investment company rather than apply for the Fund’s shares to be listed on a national exchange. The Fund’s investment adviser does not presently anticipate that the Board would consider liquidating the Fund, as opposed to listing the shares or converting to an open-end management investment company.
     This prospectus sets forth concisely the information about the Fund that you should know before deciding whether to invest in the shares, and you should retain this prospectus for future reference. A Statement of Additional Information, dated                     (the “Statement of Additional Information”), and other materials, containing additional information about the Fund, have been filed with the Securities and Exchange Commission (the “SEC”). The Statement of Additional Information is incorporated by reference in its entirety into this prospectus, which means it is considered to be part of this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 45 of this prospectus, and other information filed with the SEC, by calling toll free (866) 622-3864 or by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Fund will file annual and semi-annual shareholder reports, proxy statements and other information with the SEC. To obtain this information or the Fund’s Statement of Additional Information electronically, please visit the Fund’s web site (http://www.globalfund1000.com) or call toll free (866) 622-3864. You may also call this number to request additional information or to make other inquiries pertaining to the Fund. You may also obtain a copy of any information regarding the Fund filed with the SEC from the SEC’s web site (http://www.sec.gov).
     The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.
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     You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not authorized anyone to provide you with different or inconsistent information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus. The Fund will amend this prospectus if, during the period this prospectus is required to be delivered, there are any material changes to the facts stated in this prospectus subsequent to the date of this prospectus.
All dealers that buy, sell or trade the Fund’s shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Fund’s distributor.
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SUMMARY
     This summary does not contain all of the information that you should consider before investing in the common shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the Statement of Additional Information, particularly the information set forth under the heading “Risk Factors.”

The Fund	Global Real Estate Investments Fund (the “Fund”) is a newly organized, continuously offered, diversified, closed-end management investment company. See “The Fund.” The Fund is an interval fund that will offer to make quarterly repurchases of shares at net asset value. See “Quarterly Repurchases of Shares.”

The Offering	The Fund is offering to sell, through its distributor, Ascent Real Estate Securities, LLC (the “Distributor”), under the terms of this prospectus, 12,129,380 common shares of beneficial interest, at net asset value plus the applicable sales load. The initial net asset value is $18.55 per share. Initial and subsequent purchases of shares may be made in $1,000 increments. The minimum investment by a shareholder is $1,000. The Fund is offering to sell its shares, on a continual basis, through its distributor. The distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its best efforts to sell the shares. During the continuous offering, shares will be sold at the net asset value of the Fund next determined plus the applicable sales load. See “Plan of Distribution.” The Fund’s continuous offering is expected to continue in reliance on Rule 415 until the Fund has sold shares in an amount equal to approximately $5,000,000,000.

The Fund will pay all of its offering expenses incurred with respect to the offering of its shares. The Adviser has agreed to pay all organizational expenses of the Fund.

Investment Objective and Policies	The Fund’s investment objective is total return through a combination of current income and capital appreciation.

The Fund will pursue its investment objective by investing indirectly in a diversified portfolio of high quality, income-producing real estate properties. The Fund will invest its net assets globally in publicly-traded real estate investment trusts (collectively with their foreign equivalents, “REITs”) and other real estate securities that are included in the FTSE EPRA/NAREIT Global Real Estate Index. The Fund also seeks to achieve capital appreciation for its shareholders by encouraging long-term investment by marketing the Fund’s shares for which no secondary market will exist.

Under normal circumstances, the Fund will invest at least 80% of its net assets in REITs and other real estate securities. This policy is fundamental and may not be changed without shareholder approval. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. “Real estate securities” include the securities of any issuer that derives at least 50% of its gross revenues or net profits from either (i) the ownership, development, construction, financing, management or sale of commercial real estate or (ii) products or services related to the real estate industry, like building supplies or mortgage servicing.

Under normal circumstances, the Fund will invest at least 40% of its net assets in the securities of issuers located in at least three foreign countries. This policy is fundamental and may not be changed without shareholder approval. The Fund may invest without limitation in foreign REITs and other foreign real estate securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as American Depositary Receipts and Global Depositary Receipts) that represent indirect interests in securities of foreign issuers of real estate securities; provided, however, that the Fund will limit its investments in issuers located in any single foreign country to no more than 25% of its net assets.

There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective and some of its investment policies are considered fundamental policies and may not be changed without shareholder approval. The Statement of Additional Information contains a list of the fundamental and non- fundamental investment policies of the Fund under the heading “Investment Policies.”

During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents.

Investment Strategy	Under normal market conditions, the Fund’s strategy will be to invest its net assets in publicly-traded REITs and other publicly-traded real estate securities that are included in the FTSE EPRA/NAREIT Global Real Estate Index (the “Index”). The Adviser will use both a quantitative screening process and a qualitative stock selection process when selecting Index securities for investment by the Fund in connection with its strategy.

The Index is designed to track the performance of publicly-traded real estate companies and REITs worldwide. Inclusion in the Index requires that each issuer meets certain financial criteria in its particular region, demonstrating that the bulk of the company’s earnings or assets are derived from commercial real estate, which is defined as the ownership, trading and development of income-producing real estate. As of August 31, 2009, the Index was comprised of 260 constituents with an aggregate global market capitalization of €382 billion (approximately $548 billion).

Quantitative Screening Process: The Adviser and Green Street Advisors of Newport Beach, California, an independent research and consulting firm concentrating on publicly-traded real estate securities, have designed a proprietary quantitative screening process, the Global Real Estate Investment Model (the “Model”), which the Adviser will use to screen for the securities in which the Fund may invest. The Model identifies qualifying securities exclusively from among those contained in the Index for evaluation by the Adviser (“Qualifying Securities”). The Model considers several criteria when selecting such securities including, but not limited to, free-float market capitalization, insider ownership, total return, leverage, price to earnings ratio, dividend yield, dividend growth, historical earnings growth and projected earnings growth. The Model’s process results in a selection of 80 Qualifying Securities from the Index, weighted to match the geographic and property type weightings of the Index. The Adviser may alter the weightings of the parameters used by the Model based on the Adviser’s perceptions of the global market and economy.

Qualitative Stock Selection Process: All Qualifying Securities are evaluated by the Adviser in determining appropriate investments for the Fund. The Adviser will select the top 40 to 50 securities from among the 80 Qualifying Securities based on its assessment of certain factors including, but not limited to, management quality, balance sheet strength, debt structure and maturities, lease term and renewal schedule, tenant credit quality, regional macroeconomic conditions and trends and projected demand drivers and supply constraints for space. The Adviser may sell a security held in the Fund’s portfolio when it no longer qualifies under the parameters established by the Model. In addition, from time to time, as securities qualify under the Model’s parameters, such securities may be added to the Fund’s portfolio. The Fund’s portfolio holdings will be continuously monitored and evaluated by the Adviser, based upon its assessment of current market conditions, changes in company-specific prospects and stock price valuations, and other circumstances that the Adviser deems relevant. The active management of the Fund’s portfolio will also include quarterly updates of the data used to identify the Qualifying Securities by Green Street Advisors.

To enhance income, the Fund may write (sell) covered call options, which will be limited to a notional value of up to 30% of the Fund’s net assets. The Fund will write call options only on individual securities (“underlying securities”) held in the Fund’s portfolio (i.e., covered calls). The Fund may not sell “naked” call options (i.e., options representing more securities than are held in the portfolio). The Fund’s covered call option writing program will seek to achieve a high level of net option premiums (covered call option premiums received minus transaction costs), while maintaining the potential for some capital appreciation on each underlying security on which call options are written.

Investment Adviser and Fee	Ascent Investment Advisors, LLC (the “Adviser”), the investment adviser of the Fund, is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser was formed in December of 2007 and commenced operations in January of 2008. It is expected to commence investment management operations in October of 2009. The Portfolio Manager and the other principals of the Adviser have no experience managing a closed-end fund.

The Adviser is entitled to receive a monthly fee at the annual rate of 1.20%-0.80% of the Fund’s daily net assets, depending upon the net assets in the Fund.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, but excluding interest, brokerage commissions and extraordinary expenses), to the extent that they exceed 2.75% per annum of the Fund’s average daily net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect unless and until the Board approves its modification or termination. See “Management of the Fund.”

Administrator, Accounting Agent and Transfer Agent	U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) will serve as the administrator, accounting agent and transfer agent of the Fund. See “Management of the Fund.”

Closed-End Fund Structure	Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not redeem their shares at the option of the shareholder. In addition, unlike many closed-end funds, the Fund’s shares will not be listed on a national stock exchange. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment.

The Fund, similar to a mutual fund, is subject to continuous asset in-flows,

although not subject to the continuous out-flows, that can complicate portfolio management of mutual funds. Closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies.

The Board of Trustees will consider the conversion of the Fund to an open-end investment company or the listing of the Fund’s shares on a national stock exchange by December 31, 2016. Although the Board has not made a determination with regard to this matter, the Fund’s investment adviser presently anticipates that the Board is more likely to convert the Fund to an open-end management investment company rather than apply for the Fund’s shares to be listed on a national exchange. The Fund’s investment adviser does not presently anticipate that the Board would consider liquidating the Fund, as opposed to listing the shares or converting to an open-end management investment company. The determination to convert to an open-end management investment company, list the shares on a national stock exchange or liquidate the Fund will be made at the discretion of the Board before the end of 2016.

Investor Suitability	An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

Repurchases of Shares	The Fund is an interval fund and, as such, has adopted a fundamental policy that it will make quarterly repurchase offers for no less than 5% of the shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. See “Quarterly Repurchases of Shares.”

Summary of Risks	Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund’s shares.

No Operating History. The Fund is a closed-end investment company with no history of operations. It is designed for long-term investors and not as a trading vehicle. During the Fund’s start-up period (up to 30 days), the Fund may not achieve the desired portfolio composition. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.

No Operating History of the Adviser. The Adviser was formed in Colorado as a limited liability company in December of 2007 and commenced operations in January of 2008. It is expected to commence investment management operations in October of 2009. The Portfolio Manager and the other principals of the Adviser have no experience managing a closed-end fund.

Liquidity Risk. The Fund is a closed-end investment company structured as an “interval fund” and designed for long-term investors. The shares are not intended to be used for trading purposes and are restricted from resale by the shareholder. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Issuer Risk. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Real Estate Securities Risks. The Fund will not invest in real estate directly, but because the Fund will concentrate its investments in REITs and the securities of any issuer that derives at least 50% of its gross revenues or net profits from either (i) the ownership, development, construction, financing, management or sale of commercial real estate or (ii) products or services related to the real estate industry, like building supplies or mortgage servicing, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. Although the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership in real property. The value of the Fund’s common shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

There are also special risks associated with particular sectors of real estate investments:

•     Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

• Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

•     Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

•     Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

•     Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

•     Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

•     Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the risk of real estate investments:

•     Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which the Fund invests (“portfolio companies”) are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

•     Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Fund’s investment performance.

•     Dependence on Tenants. The value of the Fund’s portfolio companies’ properties and the ability to make distributions to their shareholders depend upon the ability of the tenants at their properties to generate enough income in excess of their operating expenses to make their lease payments. Changes beyond the control of our portfolio companies may adversely affect their tenants’ ability to make their lease payments and, in such event, would substantially reduce both their income from operations and ability to make distributions to our portfolio companies and, consequently, the Fund.

• Financial Leverage. Real estate companies may be highly leveraged and financial covenants may affect the ability of real estate companies to operate effectively.

•     Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on common shares of the Fund could be reduced.

•     REIT Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate level taxation, significantly reducing the return to the Fund on its investment in such company. See "REIT Risk” below.

•     Financing Issues. Financial institutions in which the Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change.

REIT Risk. Investments in REITs will subject the Fund to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment. REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.” The Fund’s investments in REITs may include an additional risk to shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their common shares of the Fund, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Fund’s common shares, such shareholder will generally recognize a capital gain. The Fund does not have any investment restrictions with respect to investments in REITs.

Current Conditions. The decline in the broader credit markets in recent months related to the sub-prime mortgage dislocation has caused the global financial markets to become more volatile and the United States homebuilding market has been dramatically impacted as a result. The confluence of the dislocation in the real estate credit markets with the broad based stress in the United States real estate industry could create a difficult operating environment for owners of real estate in the near term and investors should be aware that the general risks of investing in real estate may be magnified.

Recent instability in the United States, European and other credit markets also has made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, borrowers may be subject to increased interest expenses for borrowed money and tightening underwriting standards. There is also a risk that a general lack of liquidity or other adverse events in the credit markets may adversely affect the ability of issuers in whose securities the Fund invests to finance real estate developments and projects or refinance completed projects.

For example, adverse developments relating to sub-prime mortgages have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for companies to obtain financing on attractive terms or at all so that they may commence or complete real estate development projects, refinance completed projects or purchase real estate. It also may adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce the number of real estate funds publicly-traded during the investment period and reduce the Fund’s investment opportunities.

Common Stock Risk. The Fund may invest a significant portion of its net assets in common stocks. Common stocks represent an ownership interest in a company. The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Foreign Securities Risk. The Fund may invest without limitation in foreign securities; provided, however, that the Fund will limit its investments in issuers located in any single foreign country to no more than 25% of its net assets. Investments in foreign securities involve certain risks not generally associated with investments in the securities of United States issuers. Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation in other emerging countries. Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions attributable to foreign securities will be designated as qualified dividend income. See “U.S. Federal Income Tax Matters.”

Emerging Market Securities Risk. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; lack of liquidity and greater price volatility due to the smaller size of the market for such securities and lower trading volume; political and social uncertainties; national policies that may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; greater risks of expropriation, confiscatory taxation and nationalization; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodities prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices. Dividends paid by issuers in emerging market countries will generally not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.”

Options Related Risk. There are numerous risks associated with transactions in options on securities. A decision as to whether, when and how to use covered call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the life of the covered call option, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the option premium received and the exercise price of the covered call option, but has retained the risk of loss, minus the option premium received, should the price of the underlying security decline. The writer of an “American-style” option has no control over when, during the exercise period of the option, it may be required to fulfill its obligation as a writer of the option. This does not apply for “European-style” options, which may only be exercised at termination. Once an option writer has received an exercise notice for an American-style option, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must either close out the position with a cash settlement or deliver the underlying security at the exercise price. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, will limit the amount of appreciation the Fund can realize above the exercise price of an option, or may cause the Fund to hold a security that it might otherwise sell. The Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written, it would not be able to sell the underlying portfolio security unless the option expired without exercise. The value of options may also be adversely affected if the market for such options becomes less liquid or smaller. There can be no assurance that a liquid market will exist when the Fund seeks to close out a covered call option by buying such covered call option.

Risk of Limitation on Call Option Writing. The number of call options the Fund can write is limited by the securities held by the Fund, and further limited by the fact that call options represent 100 share lots of the underlying securities. The Fund will not write “naked” or uncovered call options. Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write may be affected by options written by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Foreign Currency Risk. Although the Fund will report its net asset value and pay expenses and distributions in U.S. dollars, the Fund will invest in foreign securities denominated or quoted in currencies other than the U.S. dollar. Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Fund’s investment securities and net asset value. For example, even if the securities prices are unchanged on their primary foreign stock exchange, the Fund’s net asset value may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange. Certain currencies are more volatile than those of other countries and Fund investments related to those countries may be more affected. Generally, if a foreign currency depreciates against the dollar (i.e., if the dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline. When a given currency appreciates against the dollar (i.e., if the dollar weakens), the value of the existing investment in the securities denominated in that currency will rise. Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

Medium Capitalization Company Risk. Compared to investment companies that focus only on large capitalization companies, the Fund’s net asset value may be more volatile because it also invests in medium capitalization companies. Compared to larger companies, medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to larger companies, the securities of small and medium capitalization companies are more likely to experience more significant changes in market values, be harder to sell at times and at prices that the Adviser believes appropriate, and offer greater potential for gains and losses.

Management Risk. The Adviser’s securities selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Repurchase Policy Consequences. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value.

Repurchases of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Portfolio Turnover Risk. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will ordinarily be between 80% and 120% under normal market conditions, although it could vary materially under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.

Defensive Positions. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Fund will not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Leverage	The Fund does not intend to use leverage through borrowing for investment purposes or issuing preferred shares. However, the Board may decide to issue preferred shares in the future, subject to the asset coverage requirements of the 1940 Act, and may borrow money for emergency purposes or to finance the repurchase of shares. In addition, the Fund may be deemed to incur economic leverage embedded in instruments in which it may invest.

U.S. Federal Income Tax Matters	The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.

Dividend Reinvestment Plan	Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares under the Fund’s dividend reinvestment plan. Shareholders who elect not to participate in the Fund’s dividend reinvestment plan will receive all distributions in cash paid to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee). See “Dividend Reinvestment Plan.”

Custodian	U.S. Bank, N.A. (“U.S. Bank”) will serve as the Fund’s custodian. See “Management of the Fund.”

SUMMARY OF FUND EXPENSES
     The following table assumes that the Fund issues common shares in an amount equal to $225,000,000 and shows Fund expenses as a percentage of net assets attributable to common shares.

Shareholder Transaction Expenses (as a percentage of offering price) (1)
Sales load	7.25	% (2)
Dividend Reinvestment Plan fees	None
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	1.20	% (3)
Other expenses (4)	0.60%
Total Annual Expenses (5)	1.80%
Fee and Expense Waiver	0	(6)
Net Annual Expenses	1.80%
Example (7)
     The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment in common shares, assuming (i) annual expenses of 1.80% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$89	$125	$163	$269

(1)	Shareholders who choose to participate in repurchase offers by the Fund will incur a repurchase fee equal to 2% of the value of the shares the Fund repurchases from them. In addition, if shareholders request repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by U.S. Bancorp, currently $15.

(2)	Investments are subject to a sales load assessed at a rate of 7.25% to 3.25% depending upon the amount invested. Assuming an investor purchases less than $100,000 worth of the Fund’s shares, the sales load would be 7.25%. The actual sales load payable by an investor would be lower if such investor purchases shares in an amount equal to or greater than $100,000. Investors will be assessed fees for returned checks and stop payment order at prevailing rates charged by U.S. Bancorp, which are currently $25. See “Plan of Distribution.”

(3)	The Investment Management Agreement between the Fund and the Adviser obligates the Fund to pay the Adviser a monthly investment management fee at the annual rate of 1.20% of the Fund’s daily net assets (up to net assets of $250,000,000). This management fee rate is reduced as the Fund’s net assets increase on assets above $250,000,000, such that a blended rate results. See “Management.”

(4)	“Other Expenses” are estimated to be 0.60% of the Fund’s net assets and are based on estimated amounts for the Fund’s first full fiscal year. Such expenses include estimated expenses associated with the Fund’s continuous offering and shareholder servicing, administration and fund accounting fees. The Fund will not sell securities short and has no current intent to borrow money for investment purposes. “Other Expenses” also includes Acquired Funds Fees and Expenses (the “AFFE”) incurred by the Fund as a result of its investment in money market funds or any other investment company. The Fund does not intend to invest in the securities of other investment companies, other than in money market funds for cash management purposes. The Fund estimates AFFE to be 0.01% of the Fund’s average daily net assets.

(5)	The Fund will also pay offering costs in connection with the initial offering of the common shares estimated to be $366,634, which are not included in Total Annual Expenses above, but are subject to the 2.75% per annum limitation on expenses. These expenses will be amortized over the first twelve months of the Fund’s operations.

(6)	The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including all organization and offering expenses, but excluding interest, brokerage commissions and extraordinary expenses), to the extent that they exceed 2.75% per annum of the Fund’s average daily net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect unless and until the Board approves its modification or termination. See “Management of the Fund.”

(7)	The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table remain the same each year and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. The example further assumes that the Fund uses no leverage, as currently intended. Moreover, the Fund’s actual rate of return will vary and may be greater or less than the hypothetical 5% annual return.

     The purpose of the above table is to help a holder of common shares understand the fees and expenses that such holder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.
THE FUND
     The Fund is a newly organized, continuously offered, diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on June 16, 2009 and has no operating history. The Fund’s principal office is located at 8400 East Crescent Parkway, Suite 600, Greenwood Village, Colorado 80111, and its telephone number is 866-622-3864.
USE OF PROCEEDS
     The net proceeds of the continuous offering of common shares, after payment of the sales load, will be invested in accordance with the Fund’s investment objective and policies (as stated below) as soon as practicable after receipt. The Fund will pay its offering expenses incurred with respect to its initial and continuous offering.
     Pending investment of the net proceeds in accordance with the Fund’s investment objective and policies, the Fund will invest in money market securities or money market mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund’s net asset value would earn interest income at a modest rate.
INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES
Investment Objective and Policies
     The Fund’s investment objective is total return through a combination of current income and capital appreciation. The Fund will pursue its investment objective by investing indirectly in a diversified portfolio of high quality, income-producing real estate properties. The Fund also seeks to achieve capital appreciation for its shareholders by encouraging long-term investment by marketing the Fund’s shares for which no secondary market will exist. In addition, the Fund will seek to enhance current income by writing (selling) covered call options.
     Under normal circumstances, the Fund will invest at least 80% of its net assets in REITs and other real estate securities. This policy is fundamental and may not be changed without shareholder approval. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. “Real estate securities” include the securities of any issuer that derives at least 50% of its gross revenues or net profits from either (i) the ownership, development, construction, financing, management or sale of commercial real estate or (ii) products or services related to the real estate industry, like building supplies or mortgage servicing.
     Under normal circumstances, the Fund will invest at least 40% of its net assets in the securities of issuers located in at least three foreign countries. This policy is fundamental and may not be changed without shareholder approval. The Fund may invest without limitation in foreign REITs and other foreign real estate securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as American Depositary Receipts and Global Depositary Receipts) that represent indirect interests in securities of foreign issuers of real estate securities; provided, however, that the Fund will limit its investments in issuers located in any single foreign country to no more than 25% of its net assets.
     During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents.
     There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective and some of its investment policies are considered fundamental policies and may not be changed without shareholder approval. The

Statement of Additional Information contains a list of the fundamental and non-fundamental investment policies of the Fund under the heading “Investment Policies.”
Investment Strategy
     Under normal market conditions, the Fund’s strategy will be to invest its net assets in publicly-traded REITs and other publicly-traded real estate securities that are included in the FTSE EPRA/NAREIT Global Real Estate Index (the “Index”). The Adviser will use both a quantitative screening process and a qualitative stock selection process when selecting Index securities for investment.
     The Index
     The Index is designed to track the performance of publicly-traded real estate companies and REITs worldwide. Inclusion in the Index requires that each issuer meets certain financial criteria in its particular region, demonstrating that the bulk of the company’s earnings or assets are derived from commercial real estate which is defined as the ownership, trading and development of income-producing real estate.
     The Index is categorized into three regions: North America, Europe and Asia. The North America series includes the United States and Canada. The Europe series includes the United Kingdom, Sweden, Switzerland, Portugal, Spain, Poland, Norway, the Netherlands, Italy, Ireland, Hungary, Greece, Germany, France, Finland, Denmark, the Czech Republic, Belgium and Austria. The Asian series includes South Korea, Singapore, New Zealand, Japan, Hong Kong and Australia.
     The companies included in the Index, “constituents,” are free-float adjusted, and screened for liquidity, size and EBITDA, which the Adviser believes makes the Index suitable for use as the basis for determining potential investments for the Fund. Managers of the Index review constituent companies on a quarterly basis in March, June, September and December. To be eligible for inclusion in the Index, companies must have derived, in the previous full financial year, at least 75% of their total EBITDA from commercial real estate activities. EBITDA, or “Earnings Before Interest, Taxes, Depreciation and Amortization,” is an approximate measure of a company’s operating cash flow based on data from the company’s income statement.
     “Free-float adjusted” refers to an index construction methodology that takes into consideration only the free-float market capitalization of a company for the purpose of index calculation and assigning weight to stocks in the index. Free-float market capitalization takes into consideration only those shares issued by the company that are readily available for trading in the market. It generally excludes insiders’ holdings, government holdings, strategic holdings, employee stock ownership plans and other locked-in shares that will not come to the market for trading in the normal course. The Index’s free-float restrictions are in place to ensure an adequate number of freely tradable shares.
     The objective of the size rule is to provide a degree of stability with regard to the composition of the constituents of the Index while ensuring that the Index continues to be representative of the market by including or excluding those companies whose market capitalization has grown or diminished significantly. At the quarterly review, non-constituents that have an investible market capitalization equal to or greater than the following basis points in their respective regions will be eligible for Index inclusion: 0.30% (Asia), 0.10% (Europe) and 0.10% (North America). Deletions from the Index occur quarterly if a constituent has an investible market capitalization less than 0.15% (Asia), 0.05% (Europe) and 0.05% (North America) in its respective region.
     The Index’s liquidity rule aims to ensure a specific percentage turnover of a company’s shares as determined by the company’s median daily trade volume per month over the past 12 months. Non-constituents which do not turnover at least 0.05% of their shares based on the median daily trade per month in ten of the twelve months prior, will not be eligible for inclusion, and constituents that fail to trade at least 0.04% of their shares based on the median daily trade per month in ten of the twelve months prior, will be removed.
     As of August 31, 2009, the Index was comprised of 260 constituents with an aggregate global market capitalization of €382 billion (approximately $548 billion). Currently, the regional weightings of the Index are 42.3% (North America), 18.8% (Europe) and 38.9% (Asia). Below are charts showing the weightings of each property sector by region as of August 31, 2009.

     In Europe and Asia there are companies categorized as “Other” (0.1% and 0.2% of the weight in their respective regions), which are excluded from consideration by the Fund because of the limited number of companies within that property sector in Europe and Asia. Examples of European and Asian companies categorized as “Other” include health care, lodging/resorts and self-storage REITs. In North America there are an adequate number of companies in each of the above property sectors to consider including them in the Fund.
     The Adviser may overweight or underweight the Fund’s holdings by up to 20% of the Index’s weight by geographic region and/or property type, based upon its assessment of current and projected regional macroeconomic conditions, demand drivers and supply constraints for space.
     Quantitative Screening Process
     The Adviser and Green Street Advisors of Newport Beach, California, an independent research and consulting firm concentrating on publicly-traded real estate securities, have designed a proprietary quantitative screening process, the Global Real Estate Investment Model (the “Model”), which the Adviser will use to screen for the securities in which the Fund may invest. The Model identifies qualifying securities exclusively from among those contained in the Index for further evaluation by the Adviser (“Qualifying Securities”). The Model considers several criteria when selecting such securities including, but not limited to, free-float market capitalization, insider ownership, total return, leverage, price to earnings ratio, dividend yield, dividend growth, historical earnings growth and projected earnings growth. The Model’s process results in a selection of 80 Qualifying Securities from the Index, weighted to match the geographic and property type weightings of the Index. The Adviser may alter the weightings of the parameters used by the Model based on the Adviser’s perceptions of the global market and economy.
     Qualitative Stock Selection Process
     All Qualifying Securities are evaluated by the Adviser in determining appropriate investments for the Fund. The Adviser will select the top 40 to 50 securities from among the 80 Qualifying Securities based on its assessment of factors including, but not limited to, management quality, balance sheet strength, debt structure and maturities, lease term and renewal schedule, tenant credit quality, regional macroeconomic conditions and trends and projected demand drivers and supply constraints for space. The Adviser may sell a security held in the Fund’s portfolio when it no longer qualifies under the parameters established by the Model. In addition, from time to time, as securities qualify under the Model’s parameters, such securities may be added to the Fund’s portfolio. The Fund’s portfolio holdings will be continuously monitored and evaluated by the Adviser, based upon its assessment of current market conditions, changes in company-specific prospects, stock price valuations, and other circumstances that the Adviser deems relevant. The active management of the Fund’s portfolio will also include quarterly updates of the data used to identify the Qualifying Securities by Green Street Advisors.

     Covered Call Option Writing
     Under normal market conditions, to enhance income, the Fund may write (sell) covered call options, which will be limited to a notional value of up to 30% of the Fund’s net assets. “Notional value” is the value of an option contract’s underlying shares at the current market price. This is the number of shares underlying the contract, multiplied by the current market price of the shares. The Fund will only write call options on individual securities (“underlying securities”) held in the Fund’s portfolio (i.e., covered calls). The Fund may not sell “naked” call options (i.e., options representing more securities than are held in the portfolio). By writing covered call options, the Adviser will seek to generate gains and offset a portion of a potential market decline in the underlying security. The Fund’s covered call option writing program will seek to achieve a high level of net option premiums (covered call option premiums received minus transaction costs), while maintaining the potential for some capital appreciation on each underlying security on which call options are written.
     As the seller of a covered call option, the Fund receives cash (the premium) from the purchaser. The purchaser of the covered call option has the right to any appreciation in the value of the underlying security over a fixed price (the exercise price) on a certain date, or range of dates, in the future (the expiration date). The Fund may sell covered call options “near-to-the-money” (i.e., the exercise price generally will be within a close range above or below the current level of the cash value of the underlying security) or “at-the-money” (i.e., the exercise price generally will be equal to the current level of the cash value of the underlying security). In this event, the Fund, in effect, sells the potential appreciation in the value of the underlying security in exchange for the premium. If, at expiration, the purchaser exercises a covered call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the security and the exercise price of the option. The premium, the exercise price and the market value of the underlying security determine the gain or loss realized by the Fund as the seller of the call option. Under current market conditions, the notional value of the call options written by the Fund is expected to range from 10% to 30% of the value of the Fund’s net assets. The percentage of each underlying security to be used in writing covered call options will be determined based on the Adviser’s opinion of the outlook for the underlying security, market opportunities and option price volatilities.
     The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the actual or perceived volatility of the underlying security and the time remaining until the expiration date. The premium received for an option written by the Fund is recorded as an asset and equivalent liability. The Fund then adjusts over time the asset or liability to the market value of the option. Options that are traded over-the-counter will be valued using one of three methods: dealer quotes, industry models with objective inputs, or by using a benchmark arrived at by comparing prior day dealer quotes with the corresponding change in the underlying security. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” The transaction costs of buying and selling options consist primarily of commissions (which are imposed in opening, closing, exercise and assignment transactions), but may also include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the underlying securities because these costs are often greater in relation to options premiums than in relation to the prices of underlying securities. Transaction costs may be different for transactions effected in foreign markets than for transactions effected in U.S. markets. Transaction costs associated with the Fund’s options strategy will vary depending on market circumstances and other factors.
     If the value of the underlying security increases significantly, the Fund may look to buy back the covered call options written or close out the covered call option for cash settlement and then re-establish a new covered call option position in the security by writing new covered call options at higher exercise prices. If an underlying security’s price declines, the Fund may let the covered call options expire or buy back the covered call options written and sell new covered call options at lower exercise prices on that security. The Fund may seek to execute option rolls (as just described above) such that the premium received from writing new covered call options exceeds the amounts paid to close the positions being replaced. In this event, if the price of a security against which a covered call option has been written has risen, the covered call option roll would be written on a larger portion of the Fund’s holding in that security. The Fund may also write covered call options with different characteristics and managed differently than described in this paragraph.
     The following is a conceptual example of a covered call transaction, making the following assumptions: (i) a real estate security currently trading at $50.00 per share; (ii) a one-month call option is written with a strike price of $55.00 (i.e., 10% higher than the current market price) and (iii) the writer receives $0.50 (or 1%) of the underlying security’s value as premium income. This example is not meant to represent the performance of any actual common stock, option contract or the Fund itself. Under this scenario, before giving effect to any change in the price of the stock, the covered call writer receives the premium, representing 1% of the underlying security’s value, regardless of its performance over the one-month period until option expiration. If the underlying security’s value remains unchanged, the option will expire, and there would be a 1% return for the one-month period. If the underlying security’s value were to decline in price by 1%, the strategy would “break-even,” thus offering no gain or loss. If the underlying security’s value were to rise to $55.00 or above, the option would be exercised, and the underlying security would return 10% coupled with the option premium of 1% for a total return of 11%. Under this scenario, the investor would not benefit from any appreciation of the underlying security above $55.00 and thus would be limited to an 11% total return. The premium income from writing the call option serves to offset some of the unrealized loss on the underlying security in the event that the price of the underlying security declines, but if the underlying security were to decline more than 1% under this scenario, the investor’s downside protection is eliminated, and the underlying security could eventually become worthless.
     Other Information Regarding Investment Strategy
     The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal Investment Strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U. S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective.
     The Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund’s portfolio manager are subjective.
     The Fund has no current intent to sell securities short. The Fund does not intend to use leverage through borrowing for investment purposes or issuing preferred shares. However, the Board may decide to issue preferred shares in the future, subject to the asset coverage requirements of the 1940 Act, and may borrow money for emergency or extraordinary purposes, as permitted under the 1940 Act. In addition, the Fund may be deemed to incur economic leverage embedded in instruments in which it may invest.
     The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. It is anticipated that the Fund’s portfolio turnover rate will ordinarily be between 80% and 120%. The portfolio turnover rate is not expected to exceed 120%, but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover (100% or more) would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. See “U.S. Federal Income Tax Matters” and “U.S. Taxes” in the Fund’s Statement of Additional Information.
     There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income. See “U.S. Federal Income Tax Matters.”
Portfolio Investments
     The Fund may invest in the following types of securities, subject to certain limitations as set forth below. The Fund is under no obligation to invest in any of these securities.
Real Estate Investment Trusts
     The Fund will invest in real estate investment trusts and their foreign equivalents. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance costs, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares.
     Dividends paid by REITs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.”
Common Stocks
     Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and more risky than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock prices may be sensitive to rising interest rates as the cost of capital rises and borrowing costs increase.
Foreign Securities
     Foreign Securities in which the Fund may invest include direct investments in securities of foreign issuers that are traded on a U.S. securities exchange or over the counter and investments in depository receipts (such as American Depositary Receipts, “ADRs”) that represent indirect interests in securities of foreign issuers. The Fund is not limited in the amount of assets it may invest in such foreign securities; however, the Fund will limit its investments in any single foreign country to no more than 25%. These investments involve risks not associated with investments in the United States, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks could result in the Adviser misjudging the value of certain securities or result in a significant loss in the value of those securities.
     The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in the U.S. or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and exchange traded funds).
     Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.
     The Fund may purchase ADRs, international depository receipts (“IDRs”) and global depository receipts (“GDRs”), which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.
     Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions attributable to foreign securities will be designated as qualified dividend income. See “U.S. Federal Income Tax Matters.”
Emerging Market Securities
     Although very few securities of issuers in emerging markets qualify for inclusion in the Index, the Fund may invest without limitation in the securities of issuers located in emerging markets that are included in the Index. However, the Fund will limit its investments in issuers located in any single foreign country (emerging or other foreign country) to no more than 25% of its net assets. An “emerging market” country is any country that is considered to be an emerging or developing country by the World Bank. Emerging market countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most countries located in Western Europe.
     The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries, and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund’s income from such securities.
     In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund’s investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.
Call Options
     A call option is a contract that gives the holder of the option, in return for the premium paid, the right to buy the underlying security at a specified exercise or “strike” price from the writer of the option. A call option whose strike price is above the current price of the underlying security is called “out-of-the-money,” a call option whose strike price is equal to the current price of the underlying security is called “at-the-money” and a call option whose strike price is below the current price of the underlying security is called “in-the-money.” The Fund may only write (sell) options collateralized by a portion of the real estate securities (“underlying securities”) held in the Fund’s portfolio (i.e., covered calls). The Fund may not sell “naked” call options (i.e., options representing more securities than are held in the portfolio). In addition, the covered call options written by the Fund are limited to a notional value of up to 30% of the Fund’s net assets. The Fund, as a writer of a call option, has the obligation, upon exercise of the option, to either close out the position with a cash settlement or to deliver the underlying security upon payment of the exercise price. Over-the-counter options may be closed out by cash settlement or physical delivery on the option exercise date (European-style) or on any date during the option term (American-style). In addition, the Fund may effectively offset the sale of an over-the-counter option by the sale of an option with substantially identical but offsetting terms. If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (i.e., type, underlying security, exercise price or expiration). There can be no assurance, however, that a closing sale transaction can be effected when the Fund desires.

RISK FACTORS
     An investment in the Fund’s common shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. You should consider carefully the following risks before investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund.
     No Operating History. The Fund is a closed-end investment company with no history of operations. It is designed for long-term investors and not as a trading vehicle. During the Fund’s start-up period (up to 30 days), the Fund may not achieve the desired portfolio composition. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.
     No Operating History of the Adviser. The Adviser was formed in Colorado as a limited liability company in December of 2007 and commenced operations in January of 2008. It is expected to commence investment management operations in October of 2009. The Portfolio Manager and the other principals of the Adviser have no experience managing a closed-end fund.
     Liquidity Risk. The Fund is a closed-end investment company structured as an “interval fund” and designed for long-term investors. The shares are not intended to be used for trading purposes and are restricted from resale by the shareholder. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.
     Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your common shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.
     Issuer Risk. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
     Real Estate Securities Risks. The Fund will not invest in real estate directly, but because the Fund will concentrate its investments in REITs and the securities of any issuer that derives at least 50% of its gross revenues or net profits from either (i) the ownership, development, construction, financing, management or sale of commercial real estate or (ii) products or services related to the real estate industry, like building supplies or mortgage servicing, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. Although the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership in real property. The value of the Fund’s common shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.
     There are also special risks associated with particular sectors of real estate investments:
• Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.
• Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non competitiveness.
• Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.
• Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.
• Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.
• Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.
• Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.
     Other factors may contribute to the risk of real estate investments:
• Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which the Fund invests (“portfolio companies”) are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.
• Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Fund’s investment performance.
• Financial Leverage. Global real estate companies may be highly leveraged and financial covenants may affect the ability of global real estate companies to operate effectively.
• Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.
• REIT Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate level taxation, significantly reducing the return to the Fund on its investment in such company. See "REIT Risk” below.
• Financing Issues. Financial institutions in which the Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change.
     REIT Risk. Investments in REITs will subject the Fund to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.
     Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment.
     REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.
     Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.”
     The Fund’s investments in REITs may include an additional risk to shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their common shares of the Fund, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Fund’s common shares, such shareholder will generally recognize a capital gain.
     The Fund does not have any investment restrictions with respect to investments in REITs.

     Current Conditions. The decline in the broader credit markets in recent months related to the sub-prime mortgage dislocation has caused the global financial markets to become more volatile, and the U.S. homebuilding market has been dramatically impacted as a result. The confluence of the dislocation in the real estate credit markets with the broad based stress in the United States real estate industry could create a difficult operating environment for owners of real estate in the near term, and investors should be aware that the general risks of investing in real estate may be magnified.
     Recent instability in the United States, European and other credit markets also has made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, borrowers may be subject to increased interest expenses for borrowed money and tightening underwriting standards. There is also a risk that a general lack of liquidity or other adverse events in the credit markets may adversely affect the ability of issuers in whose securities the Fund invests to finance real estate developments and projects or refinance completed projects. For example, adverse developments relating to sub-prime mortgages have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for companies to obtain financing on attractive terms or at all so that they may commence or complete real estate development projects, refinance completed projects or purchase real estate. It also may adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce the number of real estate funds that are publicly traded during the investment period and reduce the Fund’s investment opportunities.
     Common Stock Risk. The Fund will invest a significant portion of its net assets in common stocks. Common stocks represent an ownership interest in a company. The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.
     Foreign Securities Risk. The Fund may invest an unlimited amount of its net assets in foreign securities; provided, that the Fund will limit its investments in the issuers of any single foreign country to 25% of its net assets. These investments involve certain risks not generally associated with investments in securities of U.S. issuers. Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation. Dividends paid on foreign securities may not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions attributable to foreign securities will be designated as QDI. See “U.S. Federal Income Tax Matters.”
     Emerging Market Securities Risk. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; lack of liquidity and greater price volatility due to the smaller size of the market for such securities and lower trading volume; political and social uncertainties; national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; greater risks of expropriation, confiscatory taxation and nationalization; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodities prices;

overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices. Dividends paid by issuers in emerging market countries will generally not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.”
     Options Related Risk. There are numerous risks associated with transactions in options on securities. A decision as to whether, when and how to use covered call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the life of the covered call option, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the option premium received and the exercise price of the covered call option, but has retained the risk of loss, minus the option premium received, should the price of the underlying security decline. The writer of an “American-style” option has no control over when, during the exercise period of the option, it may be required to fulfill its obligation as a writer of the option. This does not apply for “European-style” options, which may only be exercised at termination. Once an option writer has received an exercise notice for an American-style option, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must either close out the position with a cash settlement or deliver the underlying security at the exercise price. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, will limit the amount of appreciation the Fund can realize above the exercise price of an option, or may cause the Fund to hold a security that it might otherwise sell. The Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written, it would not be able to sell the underlying portfolio security unless the option expired without exercise. The value of options may also be adversely affected if the market for such options becomes less liquid or smaller. There can be no assurance that a liquid market will exist when the Fund seeks to close out a covered call option by buying such covered call option.
     Although the Fund intends to primarily write covered call options that are traded over-the-counter, the Fund may write exchange-traded options. Exchange-traded options may also be illiquid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading on an exchange were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The hours of trading for listed or over-the-counter options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets. Call options are marked to market daily at 4:00 p.m. Eastern time, and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, changes in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option may reduce the Fund’s capital appreciation potential on the underlying security.
     Risk of Limitation on Call Option Writing. The number of call options the Fund can write is limited by the securities held by the Fund, and further limited by the fact that call options represent 100 share lots of the underlying securities. The Fund will not write “naked” or uncovered call options. Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write may be affected by options written by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     Foreign Currency Risk. Although the Fund will report its net asset value and pay expenses and distributions in U.S. dollars, the Fund intends to invest in foreign securities denominated or quoted in currencies other than the U.S. dollar. Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Fund’s investment securities and the net asset value of its shares. For example, even if securities prices are unchanged on their primary foreign stock exchange, the Fund’s net asset value may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange. The currencies of certain countries in which the Fund invests are more volatile than those of other countries and, therefore, the Fund’s investments related to those countries may be more adversely impacted by currency rate fluctuations. Generally, if a foreign currency depreciates against the U.S. dollar (i.e., if the U.S. dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline. When a given currency appreciates against the U.S. dollar (i.e., if the U.S. dollar weakens), the value of the existing investment in the securities denominated in that currency will rise. Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.
     Medium Capitalization Company Risk. The Fund will concentrate its investments in real estate related securities. Many issuers of real estate securities are medium capitalization companies which may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. This may cause the Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies. Securities of medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.
     Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Fund’s successful pursuit of its investment objective depends upon the Model and the Adviser’s ability to manage the Fund in accordance with the Model. The Model’s parameters and weightings might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.
     Repurchase Policy Consequences. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value.
     Repurchase of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.
     Defensive Positions. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Fund will not be pursuing its investment objective in these circumstances and could miss favorable market developments.

     Portfolio Turnover Risk. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will ordinarily be between 80% and 120% under normal market conditions, although it could vary materially under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.
     Anti-Takeover Provisions. The Fund’s Declaration of Trust includes provisions that could have the effect of inhibiting the Fund’s possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board of Trustees. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices. See “Anti-Takeover Provisions in the Declaration of Trust.”
     Leverage Risk. Although the Fund has no current intent to use leverage through borrowing for investment purposes or issuing preferred shares, the Fund may issue senior securities in the future, subject to the asset coverage requirements of the 1940 Act, and may borrow money for emergency or extraordinary purposes, as permitted under the 1940 Act, each of which is considered leverage. In addition, the Fund may be deemed to incur economic leverage embedded in instruments in which it may invest. Leverage, if it is used, creates three major types of risks for shareholders:
     • the likelihood of greater volatility of net asset value and market price of common shares because changes in value of the Fund’s portfolio (including changes in the value of any interest rate swap, if applicable) are borne entirely by the common shareholders;
     • the possibility either that share income will fall if the interest rate on any borrowings or the dividend rate on any preferred shares issued rises, or that share income and distributions will fluctuate because the interest rate on any borrowings or the dividend rate on any preferred shares issued varies; and
     • if the Fund leverages through issuing preferred shares or borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares or purchase its capital stock, unless at the time thereof the Fund meets certain asset coverage requirements.
     The Adviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.
MANAGEMENT OF THE FUND
Trustees and Officers
     The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. The Board is comprised of five trustees, two of whom are “interested persons” (as defined in the 1940 Act) of the Fund. The remaining three trustees are not “interested persons.” The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s investment adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the Statement of Additional Information.
Investment Adviser
     Ascent Investment Advisors, LLC, 8400 East Crescent Parkway, Suite 600, Greenwood Village, Colorado 80111, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Colorado limited liability company formed in November 2007 and commenced operations in January 2008. All membership interests in the Adviser are owned by Real Estate Securities Partners, LLC. Myron D. Winkler and Randy S. Lewis, the two trustees who are “interested persons” of the Fund, along with Andrew J. Duffy, the President of the Adviser, are the managing members of Real Estate Securities Partners, LLC.
     Under the general supervision of the Fund’s Board of Trustees, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged by using the Model, and will implement such determinations. In addition, the Adviser will supervise and provide oversight of the Fund’s service providers. The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Adviser will compensate all Trustees and officers of the Fund who are members of the Adviser’s organization and who render services to the Fund, and will also compensate all other Adviser personnel who provide services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Management Agreement a monthly management fee computed at the annual rate of 1.20% of the daily net assets of the Fund for the first $250,000,000 of Fund net assets. The management fee will decrease as the net assets of the Fund increase over $250,000,000. The applicable annual rate of the management fee according to the Fund’s net assets is set forth in the table below. The total estimated annual expenses of the Fund are set forth in the section titled “Summary of Fund Expenses.”

Annual Management
Fee Rate
(as a Percentage of Daily Net
Daily Net Assets of the Fund	Assets)
Up to and including $250,000,000	1.20%
Next $249,999,999 (Assets from $250,000,001-$500,000,000)	1.10%
Next $499,999,999 (Assets from $500,000,001- $1,000,000,000)	1.00%
Next $999,999,999 (Assets from $1,000,000,001-$2,000,000,000)	0.90%
Assets over $2,000,000,000	0.80%
     Green Street Advisors served as a consultant to and assisted the Adviser in creating the Model which the Adviser uses to analyze REITs and other real estate securities for inclusion in the Fund’s portfolio. Green Street Advisors, established in 1985 and located in Newport Beach, California, is an independent research and consulting firm concentrating on publicly-traded real estate securities.
     The Adviser intends to pay for research using “soft-dollars” generated by the Fund’s portfolio transactions, provided that such services fall within the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended. This safe harbor permits investment managers who use soft dollars generated by their advised accounts to obtain investment research and brokerage services that provide lawful and appropriate assistance to the Adviser in the performance of investment decision making responsibilities. See “Allocation of Brokerage” in the Statement of Additional Information.
     A discussion regarding the basis for the Board of Trustees initial approval of the Fund’s Investment Management Agreement will be available in the Fund’s initial report to shareholders.
     The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, but excluding interest, brokerage commissions and extraordinary expenses), to the extent that they exceed 2.75% per annum of the Fund’s average daily net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect unless and until the Board approves its modification or termination.
The Portfolio Manager
     Mr. Andrew J. Duffy, CFA, is the President of the Adviser and also the Fund’s President and portfolio manager. Mr. Duffy has primary responsibility for management of the Fund’s securities portfolio.

     Mr. Duffy has 15 years of global real estate securities experience in the private and public markets. Prior to joining the Adviser, Mr. Duffy was a Managing Director with Citigroup Principal Strategies, where he managed a long/short portfolio of global real estate securities. From February 2006 until January 2008, he was with Hunter Global Investors, L.P. where he was the Co-Portfolio Manager of the Hunter Global Real Estate Securities Fund. Before that he was a Portfolio Manager at TIAA-CREF for over six years, during which time he was directly responsible for managing over $3 billion in global real estate equity and debt securities held in pension portfolios, college savings plans, mutual funds and the firm’s proprietary general account. Between 1993 and 1999, Mr. Duffy was a Senior Research Analyst at Eagle Asset Management, where he launched and managed a dedicated real estate securities investment program in which he was responsible for fundamental analysis, security selection, portfolio construction and the covered call option writing strategy. His other professional experience includes being a Partner at Raymond James & Associates where, as an investment banker, he managed public offerings and advised on mergers and acquisitions.
     Prior to his career in investments, Mr. Duffy served for five years as an officer in the United States Army, where his assignments included serving as a detachment commander in the 7th Special Forces Group and as company executive officer and platoon leader in the 82nd Airborne Division. Mr. Duffy received a B.S. in electrical engineering from the United States Military Academy at West Point in 1979 as a Distinguished Graduate (top 5% of class) and an M.B.A. from Harvard Business School in 1986. He earned the Chartered Financial Analyst designation in 1996.
Administrator, Accounting Agent and Transfer Agent
     U.S. Bancorp located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as Administrator, Accounting Agent and Transfer Agent.
Custodian
     U.S. Bank, with principal offices at 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 is Custodian for the securities and cash of the Fund’s portfolio. Under a Custody Agreement, U.S. Bank holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.
Estimated Expenses
     The Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Management Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser is obligated to pay the fees of any Trustee of the Fund who is affiliated with it.
     U.S. Bancorp is obligated to pay expenses associated with providing the services contemplated by the Administration Agreement, including compensation of and office space for its officers and employees and administration of the Fund. U.S. Bancorp is obligated to pay the fees of any Trustee of the Fund who is affiliated with U.S. Bank, if any.
     The Fund pays all other expenses incurred in the operation of the Fund including, among other things, (i) expenses for legal and independent accountants’ services, (ii) costs of printing proxies, share certificates, if any, and reports to shareholders, (iii) charges of the custodian and transfer agent in connection with the Fund’s Dividend Reinvestment Plan, (iv) fees and expenses of independent Trustees, (v) printing costs, (vi) membership fees in trade association, (vii) fidelity bond coverage for the Fund’s officers and Trustees, (viii) errors and omissions insurance for the Fund’s officers and Trustees, (ix) brokerage costs, (x) taxes (xi) costs associated with the Fund’s quarterly repurchase offers, (xii) servicing fees and (xiii) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of common shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the common shares.
     The Fund will pay the Distributor a monthly servicing fee at an annual rate of 0.25% of the average daily net assets of the Fund. Commencing thirteen months from the date of a shareholder’s purchase of the Fund’s shares, the Distributor may, in its sole discretion, pay such servicing fee to participating broker dealers based on the net assets of each shareholder attributable to that participating broker dealer, as a trail commission. Such fee shall be payable to the participating broker dealer for the period that such shareholder remains invested in the Fund.
     On the basis of the anticipated size of the Fund, it is estimated that the Fund’s annual operating expenses will be approximately $4,044,615. However, no assurance can be given, in light of the Fund’s investment objective and policies and the fact that the Fund’s offering is continuous and shares are sold on a best efforts basis that actual annual operating expenses will not be substantially more or less than this estimate.

     Costs incurred in connection with the organization of the Fund, estimated at $185,000 will be borne by the Adviser. The Fund will pay offering expenses incurred with respect to the offering of its shares from the proceeds of the offering.
     The Investment Management Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.
DETERMINATION OF NET ASSET VALUE
     The net asset value of shares of the Fund is determined daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time). Each share will be offered at net asset value plus the applicable sales load. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the net asset value of the shares. In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board of Trustees. The Board has delegated the day to day responsibility for determining these fair values in accordance with the policies it has approved to the Adviser. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, the Adviser may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security and the recommendation of the Fund’s portfolio manager.
     The Adviser will provide the Board of Trustees with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any. To the extent deemed necessary by the Adviser, the Valuation Committee of the Board will review any securities valued by the Adviser in accordance with the Fund’s valuation policies. The Adviser will provide the board of trustees with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any. To the extent deemed necessary by the Adviser, the Valuation Committee of the Board will review any securities valued by the Adviser in accordance with the Fund’s valuation policies.
     Non-dollar-denominated securities are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.
     Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third party pricing service to assist it in determining the market value of securities in the Fund’s portfolio. The Fund’s net asset value per common share is calculated by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of common shares outstanding.
     For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ are valued at the closing price.
     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Board deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.
QUARTERLY REPURCHASES OF SHARES
     The Fund has adopted a fundamental policy that it will make quarterly repurchase offers for no less than 5% of its shares outstanding at net asset value, unless suspended or postponed in accordance with regulatory requirements (as discussed below), and that each quarterly repurchase pricing shall occur on the 14th day after the Repurchase Request Deadline (defined below), or the next business day if the 14th is not a business day (each a “Repurchase Pricing Date”). Because this policy is “fundamental,” it may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shares will be repurchased at the net asset value (“NAV”) per share determined as of the close of regular trading on the NYSE on the Repurchase Pricing Date. The Fund expects its first Repurchase Request Deadline will be during the second calendar quarter of 2010.
     Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares and the “Repurchase Request Deadline,” which is the date the repurchase offer ends. The Repurchase Request Deadline will be determined by the Fund’s Board of Trustees and will be based on factors such as market conditions, liquidity of the Fund’s assets and shareholder servicing conditions. The time between the notification to shareholders and the Repurchase Request Deadline may vary from no more than six weeks to no less than three weeks. The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. The Fund will deduct a repurchase fee from the repurchase proceeds equal to 2% of the proceeds, to compensate the Fund for expenses related to the repurchase. Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account within seven days of the Repurchase Pricing Date (the “Repurchase Payment Deadline”). The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act and other pertinent laws. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds, net of any repurchase fee, will be paid to shareholders prior to the Repurchase Payment Deadline.
Repurchase Amounts
     The Board of Trustees, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% of the total number of shares outstanding on the Repurchase Request Deadline.
     If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. In the event there is an oversubscription of a repurchase offer, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during the repurchase offer. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.
Notice to Shareholders
     Notice of each repurchase offer will be given to each beneficial owner of shares between 21 and 42 days before each Repurchase Request Deadline. The notice will contain information shareholders should consider in deciding whether or not to tender their shares for repurchase. The notice will also include detailed instructions on how to tender shares for repurchase. The notice will state the Repurchase Offer Amount. The notice will also identify the dates of the Repurchase Request Deadline, scheduled Repurchase Pricing Date, and scheduled Repurchase Payment Deadline. The notice will describe the risk of fluctuation in the NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, if such dates do not coincide, and the possibility that the Fund may use an earlier Repurchase Pricing Date than the scheduled Repurchase Pricing Date (if the scheduled Repurchase Pricing Date is not the Repurchase Request Deadline). The notice will describe (i) the procedures for shareholders to tender their shares for repurchase, (ii) the procedures for the Fund to repurchase shares on a pro rata basis, (iii) the circumstances in which the Fund may suspend or postpone a repurchase offer, and (iv) the procedures that will enable shareholders to withdraw or modify their tenders of shares for repurchase until the Repurchase Request

Deadline. The notice will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.
Repurchase Price
     The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call (866) 622-3864 to learn the NAV. The notice of the repurchase offer will also provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.
Suspension or Postponement of Repurchase Offer
     The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.
Liquidity Requirements
     The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline.
     The Board of Trustees will adopt procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board of Trustees will take whatever action it deems appropriate to ensure compliance.
Consequences of Repurchase Offers
     Repurchase offers will typically be funded from available cash or sales of portfolio securities. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. Also, the sale of portfolio securities to fund repurchases could reduce the market price of those underlying securities, which in turn would reduce the Fund’s net asset value.
     Repurchase of the Fund’s shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.
     The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares before the date December 31, 2016. Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder’s descendants to redeem shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

DISTRIBUTION POLICY
Level Quarterly Distribution Policy
     The Fund intends to make a level dividend distribution each quarter to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level dividend rate may be modified by the Board from time to time. If, for any quarterly distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then assets of the Fund will be sold and the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board. If the Fund’s investments are delayed, the initial distribution may consist principally of a return of capital.
     Unless the registered owner of common shares elects to receive cash, all dividends declared on common shares will be automatically reinvested in additional common shares of the Fund. See “Dividend Reinvestment Plan.”
     The level dividend distribution described above would result in the payment of approximately the same amount or percentage to the Fund’s shareholders each quarter. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.
     The Board reserves the right to change the quarterly distribution policy from time to time.
Managed Distribution Policy
     If granted, the Fund intends to rely on an exemptive application to be filed with the SEC seeking an order under the 1940 Act to permit the Fund to include realized long-term capital gains as a part of its regular distributions to common shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). There can be no assurance that the staff of the SEC will grant such relief to the Fund or, if granted, that the Board will determine to implement a managed distribution policy.
     Under a managed distribution policy, the Fund would distribute to shareholders a fixed quarterly amount, which may be adjusted from time to time. As with the level distribution rate policy, distributions would be made only after paying dividends due on preferred shares, if any, and interest and required principal payments on borrowings, if any. Under a managed distribution policy, if, for any quarterly distribution, net investment company taxable income and net capital gain were less than the amount of the distribution, the difference would be distributed from the Fund’s net assets and result in a return of capital.
     The Fund’s final distribution for each calendar year would include any remaining net investment company taxable income and net capital gain undistributed during the year. If, for any calendar year, the total distributions exceed net investment company taxable income and net capital gain (the “Excess”), any amount distributed out of the Excess would be treated as dividends to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would constitute a return of principal, and first reduce the adjusted tax basis in the shares, and after such adjusted tax basis is reduced to zero, would constitute capital gain (assuming the shares are held as capital assets). In the event the Fund distributes the Excess, such distribution would decrease the Fund’s net assets and, therefore, have the likely effect of increasing the Fund’s expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.
     There can be no assurance that the staff of the SEC will grant such relief to the Fund or, if granted, that the Board will determine to implement a managed distribution policy. As a result, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act, thus leaving the Fund with the possibility of variability in distributions (and their tax attributes) as discussed above.
     The Board reserves the right to change the managed distribution policy from time to time.
DIVIDEND REINVESTMENT PLAN
     The Fund will operate a Dividend Reinvestment Plan (the “Plan”), sponsored and administered by U.S. Bancorp (the “Agent”). Pursuant to the Plan, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in shares of the Fund.
     Shareholders automatically participate in the Plan, unless and until an election is made to withdraw from the Plan on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Agent in writing at Global Real Estate Investments Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee Wisconsin 53201 or overnight express mail to Global Real Estate Investments Fund c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaulkee Wisconsin 53201. Such written notice must be received by the Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the Plan. Under the Plan, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.
     When the Fund declares a Distribution, the Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock (“Newly Issued Shares”). The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s net asset value per share.
     The Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of the Plan participant in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole and fractional shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.
     In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating in the Plan.
     Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the Plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
     The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “U.S. Federal Income Tax Matters.”
     The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
     All correspondence concerning the Plan should be directed to the Agent at Global Real Estate Investments Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee Wisconsin 53201 or overnight express mail to Global Real Estate Investments Fund c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaulkee Wisconsin 53201. Certain transactions can be performed by calling the toll free number 1-866-622-3864.
U.S. FEDERAL INCOME TAX MATTERS
     The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.
     The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.
     The Fund intends to make distributions of investment company taxable income after payment of the Fund’s operating expenses no less frequently than annually. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the Plan. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to shareholders as long-term capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice designating the amount of any capital gain distributions and any other distributions.
     Under current law, certain income distributions paid by the Fund to individual taxpayers may be taxed at rates equal to those applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period and other requirements are satisfied by the shareholder of the Fund with respect to its shares of the Fund, and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, “qualified dividends” means dividends received by the Fund from certain United States corporations and certain qualifying foreign corporations (see the Fund’s Statement of Additional Information regarding “qualified foreign corporations”), provided the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken. In addition, without future Congressional action, the minimum tax rate on long-term capital gains will return to 20% in 2011. While certain income distributions to shareholders may qualify as qualified dividends, the Fund’s objective is to provide dividends regardless of whether they so qualify. As additional special rules apply to determine whether a distribution will be a qualified dividend, investors should consult their tax advisors. Investors should also see the “U.S. Taxes” section of the Fund’s Statement of Additional Information for more information relating to qualified dividends.
     Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund’s net assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (i) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (ii) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such shareholder’s own income from those sources, and, if certain conditions are met, (iii) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively use the foregoing information in calculating the foreign tax credit against U.S. federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.
     The Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.
     The Fund will invest in real estate investment trusts. A REIT is a corporation or a business trust that would otherwise be taxed as a corporation except that it meets certain requirements of the Code. In general, the Code permits a qualifying REIT to deduct dividends it pays, thereby effectively eliminating corporate level U.S. federal income tax and making the REIT a “pass-through” vehicle for U.S. federal income tax purposes. In order to qualify as a REIT, a company must meet certain income and distribution tests (among other items).
     The Fund’s investment in REITs may include an additional risk to shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include non-taxable return of capital, Fund distributions to shareholders may also include a non-taxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their shares of the Fund, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Fund shares, such shareholder will generally recognize capital gain.
     Redeeming shareholders of the Fund will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) generally 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends). Without future Congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2011. Any loss on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those shares. The use of capital losses is subject to limitations. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares will be disallowed to the extent those shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares (whether through the reinvestment of distributions, which could occur, for example, if the shareholder is a participant in the Plan or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.
     An investor should be aware that, if shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to individuals and certain other non-corporate shareholders of the Fund that have not provided their correct taxpayer identification number and other required certifications, may be subject to federal backup withholding tax on taxable distributions at a rate, as of the date of this prospectus, of 28%.
     An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.
     The Fund’s investments in options and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities held by the Fund, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund may be required to limit its activities in options to enable it to maintain its regulated investment company status.
     The Fund’s transactions in foreign currencies may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
     If the Fund borrows money, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund’s payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a regulated investment company and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.
     The foregoing briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.
DESCRIPTION OF CAPITAL STRUCTURE
     The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on June 16, 2009. The Fund’s Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of common shares. The Fund does not intend to hold annual meetings of its shareholders.
Common Shares
     The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional common shares of beneficial interest, no par value. Each share of the Fund represents an equal proportionate interest in the assets of the Fund with each other share in the Fund. Holders of common shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The Fund currently intends to make dividend distributions to its shareholders after payment of fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. Unless the registered owner of common shares elects to receive cash, all dividends declared on common shares will be automatically reinvested for shareholders in additional common shares of the Fund. See “Dividend Reinvestment Plan.” The 1940 Act may limit the payment of dividends to the holders of common shares. Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.
     The Fund generally will not issue share certificates. However, upon written request to the Fund’s transfer agent, a share certificate will be issued for any or all of the full common shares credited to an investor’s account. Common share certificates that have been issued to an investor may be returned at any time. The Fund’s Transfer Agent will maintain an account for each shareholder upon which the registration of shares are recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery. U.S. Bancorp will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.
Credit Facility
     The Fund may enter into definitive agreements with respect to a credit facility to facilitate borrowings for emergency purposes or to finance repurchases of shares. Such a facility is not expected to be convertible into any other securities of the Fund, outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility.
     In addition, the Fund expects that such a credit facility, if any, would contain covenants that, among other things, would limit the Fund’s ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms.
Preferred Shares
     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares (“preferred shares”), having no par value per share or such other amount as the Trustees may establish, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the common shareholders. The Board may, but has no current intent to, issue preferred shares.
     Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an asset coverage of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Fund’s Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund’s preferred shares may approach or exceed the Fund’s return after expenses on the investment of proceeds from the preferred shares and the Fund’s leveraged capital structure would result in a lower rate of return to common shareholders than if the Fund were not so structured. If issued, preferred shares may be viewed as adding leverage to the Fund.
     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.
     Under the 1940 Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Fund’s Trustees until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the Rating Agency rating the preferred shares or if the Board of Trustees determines it to be in the best interests of the common shareholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred shares may be entitled to elect a majority of the Fund’s Board of Trustees in other circumstances, for example, if one payment on the preferred shares is in arrears.
     If the Fund were to issue preferred shares, it is expected that the Fund would seek a AAA/Aaa credit rating for the preferred shares from a Rating Agency. In that case, as long as preferred shares are outstanding, the composition of its portfolio would reflect guidelines established by such Rating Agency. Although, as of the date hereof, no such Rating Agency has established guidelines relating to any such preferred shares, based on previous guidelines established by such

Rating Agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to the preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines, which may be imposed in connection with obtaining a rating of the preferred shares, the Fund currently anticipates that such guidelines will include asset coverage requirements, which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality, fixed-income securities and certain mandatory redemption requirements relating to the preferred shares. No assurance can be given that the guidelines actually imposed with respect to the preferred shares by such Rating Agency will be more or less restrictive than as described in this prospectus.
ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST
     The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their common shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board of Trustees is divided into three classes, with the term of one class expiring at each annual meeting of the Fund’s shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office without cause only by a written instrument signed or adopted by two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter.
     The Declaration of Trust provides that the Fund may not merge with another entity, or sell, lease or exchange all or substantially all of its assets without the approval of at least two-thirds of the Trustees and 75% of the affected shareholders.
     In addition, the Declaration of Trust requires the favorable vote of the holders of at least 80% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of the Fund’s outstanding shares and their affiliates or associates, unless two-thirds of the Board of Trustees have approved by resolution a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of outstanding shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan or pursuant to any offering in which such Principal Shareholder acquires securities that represent no greater a percentage of any class or series of securities being offered than the percentage of any class of shares beneficially owned by such Principal Shareholder immediately prior to such offering or, in the case of securities, offered in respect of another class or series, the percentage of such other class or series beneficially owned by such Principal Shareholder immediately prior to such offering); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (v) the purchase by the Fund, or any entity controlled by the Fund, of any common shares from any Principal Shareholder or any person to whom any Principal Shareholder transferred common shares.
     The Board of Trustees has determined that provisions with respect to the Board of Trustees and the 80% voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of the Fund’s shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.
POTENTIAL CONVERSION TO OPEN-END FUND
     The Fund may be converted to an open-end management investment company at any time if approved by each of the following: (i) a majority of the Trustees, including a majority of the independent Trustees, then in office, (ii) the holders of not less than 50% of the Fund’s outstanding shares entitled to vote thereon and (iii) by such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. In addition, the Board of Trustees intends to consider conversion of the Fund to an open-end fund or listing of the shares on a national securities exchange by December 31, 2016. However, the Board of Trustees believes that at least until that approximate time period, the closed-end structure is desirable, given the Fund’s investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end management investment company before December 31, 2016.
     Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new common shares would be sold at net asset value plus a sales load.
PLAN OF DISTRIBUTION
     Ascent Real Estate Securities, LLC (the “Distributor”) is serving as the Fund’s distributor on a best efforts basis, subject to various conditions. The Distributor may also enter into selected dealer agreements with other broker dealers for the sale and distribution of the Fund’s shares.
     The Fund is offering to sell, through the Distributor, under the terms of this prospectus, up to $225,000,000 of its common shares of beneficial interest at the Fund’s net asset value plus the applicable sales load as set forth below. In reliance on Rule 415, the Fund intends to offer to sell up to $5,000,000,000 of its shares, on a continual basis, through the Distributor. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its best efforts to sell the shares.
     The Fund and the Adviser have agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement.
     The Distributor may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business.
     The Distributor is a newly organized Colorado limited liability company, registered with FINRA as a broker dealer in June, 2008. The Distributor has no history of operations or experience acting as distributor for investment companies, including interval funds. At least initially, the principal business function of the Distributor will be to sell the Fund’s shares. The controlling persons of the Distributor include Myron D. Winkler and Andrew J. Duffy (solely by their being managing members of the parent company of the Distributor) and Randy S. Lewis. Mr. Lewis and Mr. Winkler are also controlling persons of the Adviser and Trustees of the Fund. Mr. Winkler and Mr. Duffy will not have responsibility for the day to day activities of the Distributor and will not be officers of the Distributor. See “Management of the Fund.” The principal business address of Ascent Real Estate Securities, LLC is 8400 East Crescent Parkway, Suite 600, Greenwood Village, Colorado 80111. The phone number of Ascent Real Estate Securities, LLC is (303) 220-3863.
     Prior to the initial public offering of common shares, Myron D. Winkler purchased common shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.
Purchasing Shares
     Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp. The returned check and stop payment fee is currently $25.
     Investors may buy and sell shares of the Funds through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Fund. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the

Financial Intermediary may maintain individual ownership records. The Funds may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.
By Mail
     To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to Global Real Estate Investments Fund to:
Global Real Estate Investments Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Or by Overnight Delivery or Express mail to:
Global Real Estate Investments Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202
     All checks must be in US Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post dated checks, post dated on-line bill pay checks, or any conditional purchase order or payment.
     The transfer agent will charge a $25.00 fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.
By Wire — Initial Investment
     To make an initial investment in the Fund, the transfer agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. The bank should transmit funds by wire to:
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee,WI 53202
ABA #075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
Global Real Estate Investment Fund
(shareholder registration)
(shareholder account number)
By Wire — Subsequent Investments
     Before sending a wire, investors must contact U.S. Bancorp to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00pm Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
By Telephone
     Investors may purchase additional shares of the Fund by calling 1-866-622-3864. If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.
     Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.
     In compliance with the USA Patriot Act of 2001, U.S. Bancorp will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call U.S. Bancorp at 1-866-622-3864 for additional assistance when completing an application.
     If U.S. Bancorp does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received
Purchase Terms
     The minimum purchase by an investor is $1,000. The Fund’s shares are offered for sale through its Distributor at net asset value plus the applicable sales load. The price of the shares during the Fund’s continuous offering will fluctuate over time with the net asset value of the shares.
     Investors in the Fund will pay a sales load based on the amount of their investment in the Fund. The sales load payable by each investor depends upon the amount invested by such investor in the Fund, but may range from 7.25% to 3.25%, as set forth in the table below. A reallowance will be made to the Distributor from the sales load paid by each investor.
     The sales load may be waived for investors that are (i) registered representatives or employees (and their immediate families) of authorized dealers, or a trust, pension, profit-sharing or other benefit plan for only such persons, (ii) banks or trust companies or their affiliates when the bank, trust company, or affiliate is authorized to make investment decisions on behalf of a client, (iii) investment advisers and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, (iv) clients of such investment advisers and financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker, agent, investment adviser or financial institution, and (v) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to those defined in Section 401(a), 403(b) or 457 of the Code and ‘rabbi trusts.’ Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent. The sales load may also be waived for investors that are current officers, trustees or employees (and their immediate families) of the Fund, the Adviser, the Distributor, Real Estate Securities Partners, LLC, employees (and their immediate families) of certain firms providing services to the Fund (such as the custodian and transfer agent), and to any trust, pension, profit-sharing or other benefit plan for only such persons. The sales load may be waived in connection with the acquisition of, or merger or consolidation with, another investment company.
     In addition, concurrent purchases by related accounts may be combined to determine the application of the sales load. The Fund will combine purchases made by an investor, the investor’s spouse or domestic partner, and dependent children when it calculates the sales load.
     It is the investor’s responsibility to determine whether a reduced sales load would apply. The Fund is not responsible for making such determination. To receive a reduced sales load, notification must be provided at the time of the purchase order. If you purchase shares directly from the Fund, you must notify the Fund in writing. Otherwise, notice should be provided to the Financial Intermediary through whom the purchase is made so they can notify the Fund.

		Total Sales
	Total Sales	Load as a
	Load as a	Percentage of	Selling Concession to
Amount Invested in the	Percentage of	Net Amount	Participating Broker	Reallowance to the
Fund by a Shareholder	Offering Price*	Invested*	Dealers	Distributor
$1,000-24,999	7.25%	7.82%	4.75%	2.50%
$25,000-99,999	7.25%	7.82%	5.00%	2.25%
$100,000-249,999	6.25%	6.67%	4.25%	2.00%
$250,000-499,999	5.25%	5.54%	3.50%	1.75%
$500,000-999,999	4.25%	4.44%	2.75%	1.50%
$1,000,000 and Over	3.25%	3.36%	2.00%	1.25%

*	In addition to the total sales load, the Fund will pay the Distributor a monthly servicing fee at an annual rate of 0.25% of the average daily net assets of the Fund. Commencing thirteen months from the date of a shareholder’s purchase of the Fund’s shares, the Distributor may pay such servicing fee to participating broker dealers based on the net assets of each shareholder attributable to that participating broker dealer, as a trail commission. Such fee shall be payable to the participating broker dealer for the period that such shareholder remains invested in the Fund. The servicing fee and the sales load represent the entire compensation to the Distributor and any participating broker dealer for its distribution and other services, including handling investor inquiries, assisting in communications between the shareholders and the Fund, assisting in the establishment and maintenance of shareholder accounts, on-going distribution services and expenses relating to the continuous offering of the shares.
LEGAL MATTERS
     Certain legal matters in connection with the common shares will be passed upon for the Fund by Blank Rome LLP, New York, New York, and for the Distributor by Rothgerber Johnson & Lyons LLP, Denver, Colorado.
REPORTS TO SHAREHOLDERS
     The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.
Householding
     In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, a shareholder must call (866) 622-3864 to discontinue householding and request individual copies of these documents. Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Ernst & Young LLP is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements. Ernst & Young LLP is located at 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202.

ADDITIONAL INFORMATION
     The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-160919). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

TABLE OF CONTENTS OF
THE STATEMENT OF ADDITIONAL INFORMATION

Page
Investment Policies
Management
Code of Ethics
Proxy Voting Policies and Procedures
Investment Advisory and Other Services
Portfolio Managers
Allocation of Brokerage
U.S. Taxes
Other Information
Independent Registered Public Accounting Firm
THE FUND’S PRIVACY POLICY
     The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties
     CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:
     1. Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address phone number, social security number, assets, income and date of birth); and
     2. Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).
     CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.
     CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Global Real Estate Investments Fund
Common Shares of Beneficial Interest

PROSPECTUS
[DATE]

Ascent Real Estate Securities, LLC

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION DATED                     , 2009
STATEMENT OF ADDITIONAL INFORMATION
           , 2009
Global Real Estate Investments Fund
8400 East Crescent Parkway, Suite 600
Greenwood Village, Colorado 80111
          This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectus of Global Real Estate Investments Fund (the “Fund”), dated                     , 2009 (the “Prospectus”), as it may be supplemented from time to time. Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus. This SAI does not include all information that a prospective investor should consider before purchasing the Fund’s securities.
          You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at (866) 622-3864 or by visiting the Fund’s Internet web site at www.globalfund1000.com. Information on the Fund’s website is not incorporated herein by reference. The registration statement of which the Prospectus is a part can be reviewed and copied at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The Fund’s filings with the SEC are also available to the public on the SEC’s Internet web site at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549-0102.

INVESTMENT POLICIES
Fundamental Policies
          The Fund’s investment objective is fundamental and, therefore, may not be changed without the approval of a majority of the Fund’s outstanding common shares. In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchases offers for no less than for 5% of the shares outstanding at net asset value (“NAV”), unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur on the 14th day after the Repurchase Request Deadline, or the next business day if the 14th is not a business day. See “Quarterly Repurchases of Shares” in the Fund’s Prospectus.
          In addition to the Fund’s investment objective and repurchase policy, the following investment restrictions of the Fund are designated as fundamental policies and as such may not be changed without the approval of a majority of the Fund’s outstanding common shares.
Concentration in the Real Estate Industry. Under normal circumstances, the Fund will invest at least 80% of its net assets in publicly-traded real estate investment trusts (collectively with their foreign equivalents, “REITs”) and other real estate securities. For purposes of this 80% policy, “real estate securities” means the securities of any issuer that derives at least 50% of its gross revenues or net profits from either (i) the ownership, development, construction, financing, management or sale of commercial real estate or (ii) products or services related to the real estate industry, like building supplies or mortgage servicing.
Concentration in Any One Industry Other than Real Estate. Other than as set forth above in “Concentration in the Real Estate Industry,” the Fund may not invest 25% or more of its net assets in the securities of issuers conducting their principal business activities in any one industry. This restriction does not apply to U.S. Government securities.
Global Investment. Under normal circumstances, the Fund will invest at least 40% of its net assets in the securities of issuers located in at least three foreign countries.
Diversification. With respect to 75% of its net assets, the Fund may not purchase a security, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of the value of the Fund’s net assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities of any one issuer.
Underwriting. The Fund will not underwrite any issue of securities except as it may be deemed an underwriter under the 1933 Act in connection with the sale of securities in accordance with its investment objective, policies and limitations.
Interests in Oil, Gas or Other Mineral Exploration or Development Programs. The Fund may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.
Borrow Money. The Fund may borrow money from banks or other financial institutions for extraordinary or emergency purposes or to finance repurchases of its shares to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”).
Senior Securities. The Fund may not issue senior securities as defined by the 1940 Act, other than preferred shares, which immediately after issuance will have asset coverage of at least 200%.
Short Sales. The Fund may not sell a security short if, as a result of such sale, the current value of securities sold short by the Fund would exceed 20% of the value of the Fund’s net assets; provided, however, if the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (i.e., short sales “against the box”), this limitation is not applicable. The Fund will maintain sufficient segregated liquid assets to cover any short positions it takes. The Fund has no current intention to sell securities short. The sale of a covered call option is not considered a short sale for purposes of this policy.
Lending of Funds and Securities. To generate additional income, the Fund may lend up to 33 % of its net assets. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of securities on loan. However, in the event of default or bankruptcy of the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and collateral maintained by the lender is insufficient to cover the value of loaned securities, the borrower is obligated to pay the amount of the shortfall (and interest thereon) to the Fund. However, there can be no assurance the Fund can recover this amount. The Fund has no current intention to participate in securities lending or otherwise lend its assets.
Commodities. The Fund may not purchase, sell or invest in commodities, provided that this restriction shall not prohibit the Fund from purchasing and selling financial futures contracts and related options, including but not limited to, currency futures contracts. The Fund has no current intention to purchase or sell financial futures contracts or related options.
Real Estate. The Fund may not purchase or sell real estate or real estate mortgage loans, but will invest in REITs and the securities of real estate industry companies and other companies that deal in real estate, and in securities secured by real estate or interests therein. In addition, the Fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.
Pledging Assets. Other than as set forth above in “Lending of Funds and Securities” and except to secure permitted borrowing and to implement collateral and similar arrangements incident to permitted investment activities, the Fund may not pledge, mortgage, hypothecate or otherwise encumber its assets.
Non-Fundamental Policies
          The following policies of the Fund are non-fundamental and may be changed by the Fund’s Board of Trustees (the “Board”) without the approval of the Fund’s shareholders.
Purchase of Securities on Margin. The Fund may not purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.
Joint Trading. The Fund may not participate on a joint or joint and several basis in any trading account in any securities. (The “bunching” of orders for the purchase or sale of portfolio securities with the Adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)
Investing in Securities of Other Investment Companies. The Fund may invest in securities of other investment companies provided that the Fund will limit its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, or its affiliated persons, as a whole in accordance with the 1940 Act and applicable federal securities laws. The Fund has no current intention to purchase securities of other investment companies, other than investment in money market funds for cash management purposes.
Options. The Fund may write (sell) covered call options as set forth in the Prospectus. Although it currently has no intent to do so, the Fund, with respect to up to 5% of its net assets, may purchase put options, write (sell) put options on securities and purchase call options on securities.
Futures Contracts. The Fund may purchase financial futures contracts and related options for speculative or for “bona fide hedging” purposes, provided that aggregate initial margin deposits plus premiums paid by the Fund for open futures options positions, less the amount by which any such positions are “in-the-money,” may not exceed 5% of the Fund’s net assets. The Fund has no current intention to purchase for financial futures contracts and related options.

          If a percentage limitation set forth in an investment policy or restriction of the Fund is adhered to at the time of investment or at the time the Fund engages in a transaction, a subsequent increase or decrease in percentage resulting from a change in value of an investment or position, or a change in the net assets of the Fund, will not result in a violation of such restriction, provided, however, that the asset coverage requirement applicable to borrowings and the limitation on investment in illiquid securities shall each be maintained in the manner contemplated by applicable law.
          For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a domestic or foreign bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”
MANAGEMENT
          The Board the responsibility for the overall management of the Fund, including general supervision and review of the Fund’s investment activities and its conformity with Delaware law and the policies of the Fund. The Board elects the officers of the Fund, who are responsible for administering the Fund’s day-to-day operations.
          The trustees, including the members of the Board who are not interested persons of the Fund, as that term is defined in the 1940 Act (“Independent Trustees”), and executive officers of the Fund, their ages and principal occupations during the past five years are set forth below. The address of each trustee and officer is 8400 East Crescent Parkway, Suite 600, Greenwood Village, Colorado 80111.
Independent Trustees

			# of
	Position(s)		Portfolios
	Held with	Principal Occupation	in Fund	Other Directorships
Name and Age	the Fund	During Past Five Years	Complex*	Held by Trustee

Anthony J. Hertl (59)	Trustee since 2009 (Class II)	Consultant to small and emerging businesses.	1	Satuit Capital Management Trust; Z-Seven Fund; Northern Lights Fund Trust; Northern Lights Variable Trust; AdvisorOne Funds; and Greenwich Advisors India Select Fund
James S. Vitalie (49)	Trustee since 2009 (Class I)	James Alpha Management, 2007-present; Group Head Institutional, Old Mutual Capital, 2005-2007; President, Curian Capital, a subsidiary of Jackson National Life, 2001-2005.	1	None
Walter S. Schacht (71)	Trustee since 2009 (Class III)	Private Investor; Courtland Development (real estate investment and development), 1998-2008.	1	International Diagnostics Systems Corp.

*	Fund Complex includes only the Fund.

Interested Trustees

			# of
	Position(s)		Portfolios
	Held with	Principal Occupation	in Fund	Other Directorships
Name and Age	the Fund	During Past Five Years	Complex*	Held by Trustee

Myron D. Winkler (75)**	Trustee since inception (Class III), Chairman of the Board	Chairman, Ascent Investment Advisors, LLC (the Fund’s investment adviser), 2008-present; Ascent Real Estate Securities, LLC, 2007-present; Private Investor with a focus in REITs, 2004-present.	1	None
Randy S. Lewis (45)**	Trustee since 2009 (Class II), Secretary, Treasurer and Chief Compliance Officer	Senior Vice President, Ascent Investment Advisors, LLC (the Trust’s investment adviser), 2008-present; President and Chief Executive Officer of Ascent Real Estate Securities, LLC, 2007-present; Consultant, Frederick Ross Company (commercial real estate investment and brokerage), 2004-2008; Registered Representative, Welton Street Investments (securitized real estate investments), 2005-2008.	1	None

*	Fund Complex includes only the Fund.

**	Mr. Lewis is Mr. Winkler’s son-in-law.

          In addition to Mr. Winkler and Mr. Lewis, the table below identifies the Fund’s executive officer(s).
Officers

# of
	Position(s)		Portfolios
	Held with	Principal Occupation	in Fund	Other Directorships
Name and Age	the Fund	During Past Five Years	Complex*	Held by Trustee

Andrew J. Duffy (52)	President	President and Portfolio Manager, Ascent Investment Advisors, LLC (the Fund’s investment adviser), 2009-present; Portfolio Manager, Citigroup Principal Strategies, 2008-2009; Co-Portfolio Manager, Hunter Global Investors, LP, 2006-2008; Portfolio Manager, TIAA-CREF, 1999-2006	1	N/A

*	Fund Complex includes only the Fund.

Board Committees
          The Board has three standing committees as described below:

Members	Description of Functions	Meetings

Audit Committee

Anthony J. Hertl James S. Vitalie Walter S. Schacht	Responsible for advising the full Board with respect to accounting, auditing, ethics and financial matters affecting the Fund.	The audit committee will meet at least twice annually.

Nominating & Corporate Governance Committee

Anthony J. Hertl James S. Vitalie Walter S. Schacht	Responsible for seeking and reviewing candidates for consideration as nominees for trustees as is considered necessary from time to time. Also responsible for corporate governance compliance.	The nominating & corporate governance committee will meet as necessary.

Valuation Committee

Anthony J. Hertl James S. Vitalie Walter S. Schacht	Responsible for (i) monitoring the valuation of the Fund’s securities and other investments; and (ii) as required, when the Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board.	The valuation committee will meet as necessary.
          The Board may from time to time establish additional committees as deemed in the best interest of the Fund.
Trustee Ownership of Fund Shares; Control Person
          On September 23, 2009, Myron D. Winkler purchased $100,000 in shares of the Fund at an initial subscription price of $18.55 per share and was the sole shareholder as of this date. As of the date of this SAI, no shares of the Fund other than those shares held by Mr. Winkler are owned by any of the trustees and officers of the Fund.

          Set forth below is the dollar range of equity securities beneficially owned by each trustee of the equity securities of the Fund, which is the only registered investment company in the family of investment companies currently overseen by the trustees, as of December 31, 2008:
Amount Invested Key
A.	$1-$10,000

B.	$10,001-$50,000

C.	$50,001-$100,000

D.	over $100,000

	Dollar Range of	Aggregate Dollar Range of Equity Securities in all Registered
	Fund Shares	Investment Companies Overseen by Trustee in Fund
Name	Owned	Complex*

Independent Trustees

Anthony J. Hertl	None	None
James S. Vitalie	None	None
Walter S. Schacht	None	None

Interested Trustees

Myron D. Winkler	C	C
Randy S. Lewis	None	None

*	Fund Complex includes only the Fund.

          As of December 31, 2008, none of the Independent Trustees (or any of their immediate family members) owned beneficially or of record any class of securities of the Adviser or Distributor of the Fund or any person controlling, controlled by or under common control with the Adviser or Distributor of the Fund.
          During the calendar years ended December 31, 2007 and December 31, 2008, none of the Independent Trustees (or their immediate family members) had:
1.	Any direct or indirect interest in the Adviser or the Distributor of the Fund or any person controlling, controlled by or under common control with the Adviser or the Distributor of the Fund;

2.	Any direct or indirect material interest, in which the amount involved exceeds $120,000, in any transaction or series of similar transactions with (i) the Fund; (ii) another fund managed by the Adviser, or distributed by the Distributor of the Fund or a person controlling, controlled by or under common control with the Adviser or the Distributor of the Fund; (iii) the Adviser or the Distributor of the Fund; (iv) a person controlling, controlled by or under common control with the Adviser or the Distributor of the Fund; or (v) an officer of any of the above; or

3.	Any direct or indirect relationship, in which the amount exceeds $120,000, with (i) the Fund; (ii) another fund managed by the Adviser, or distributed by the Distributor of the Fund or a person controlling, controlled by or under common control with the Adviser or the Distributor of the Fund; (iii) the Adviser or the Distributor of the Fund; (iv) a person controlling, controlled by or under common control with the Adviser or the Distributor of the Fund; or (v) an officer of any of the above.
          During the calendar years ended December 31, 2007 and December 31, 2008, no officer of the Adviser or the Distributor of the Fund or any person controlling, controlled by or under common control with the Adviser or the Distributor of the Fund served on the board of directors of a company where an Independent Trustee of the Fund or any of their immediate family members served as an officer.

Compensation
          The Fund will pay an annual fee in the amount of $10,000 to each trustee who is not an officer or employee of the Adviser (or any affiliated company of the Adviser). All trustees are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred relating to attendance at meetings of the Board or committee meetings.
          The table set forth below includes information regarding compensation from the Fund for each of the trustees. None of the officers of the Fund receive compensation from the Fund, nor does any person affiliated with the Fund receive compensation in excess of $60,000 from the Fund.

		Pension or Retirement	Estimated	Total Compensation
	Aggregate	Benefits Accrued As	Annual Benefits	from Fund and
	Compensation	Part of Fund	Upon	Fund Complex Paid
Name	from Fund*	Expenses	Retirement	to Trustees**
Myron D. Winkler	$0	$0	$0	$0
Randy S. Lewis	$0	$0	$0	$0
Anthony J. Hertl	$11,500	$0	$0	$11,500
James S. Vitalie	$8,000	$0	$0	$8,000
Walter S. Schacht	$11,500	$0	$0	$11,500

*	The amounts set forth in this column are the estimated future payments that each trustee is expected to receive from the Fund for the fiscal year ending December 31, 2009.

**	The amounts set forth in this column includes estimated amounts expected to be paid to each trustee by the Fund Complex for the fiscal year ending December 31, 2009. The Fund Complex includes only the Fund.

CODE OF ETHICS
          The Fund and the Adviser each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and Section 204A and Rule 204A-1 of the Investment Advisers Act, respectively. The Code of Ethics applies to the personal investing activities of the trustees, directors, officers and certain employees of the Fund or the Adviser (“Access Persons”), as applicable. The Code of Ethics is designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. The Code of Ethics permits Access Persons to trade securities for their own accounts, including securities that may be purchased or held by the Fund, and generally requires them to report their personal securities. The Code of Ethics will be included as an exhibit to the Fund’s registration statement, which will be on file with the SEC, and available as described on the cover page of this SAI.
PROXY VOTING POLICIES AND PROCEDURES
          The Board has delegated the voting of proxies with respect to securities owned by the Fund to the Adviser. The Adviser will vote such proxies in a manner that it deems to be in the best interests of the Fund and its shareholders. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund and its shareholders. If an officer, analyst or trader of the Adviser believes that voting in accordance with stated proxy voting guidelines would not be in the best interests of the Fund or its shareholders, the proxy will be referred to the Adviser’s Compliance Committee for a determination of how such proxy should be voted.
Policies of the Adviser
          It is the Adviser’s policy to vote all proxies received by the Fund in a timely manner. Upon receiving each proxy, the Adviser will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Adviser will consider information from a variety of sources in evaluating the issues presented in a proxy. The Adviser generally supports policies, plans and structures that it believes give quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the Adviser generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.
Conflicts of Interest
          The Adviser’s duty is to vote in the best interests of the Fund’s shareholders. Therefore, in situations where there is a conflict of interest between the Adviser’s interests and the Fund’s interests, the Adviser will take one of the following steps to resolve the conflict:
1.	If a proposal is addressed by the guidelines, the Adviser will vote in accordance with those guidelines;

2.	If the Adviser believes it is in the Fund’s best interest to depart from the guidelines provided, the Adviser will disclose the conflict to the Fund and obtain its consent to the proposed vote prior to voting the securities;

3.	The Fund may direct the Adviser in writing to forward all proxy matters in which the Adviser has a conflict of interest regarding the securities to an identified independent third party for review and recommendation. The Adviser will vote in accordance with the third party’s recommendations as long as they are received on a timely basis. If the third party’s recommendations are not received in a timely manner, the Adviser will abstain from voting the securities.
More Information
          The actual voting records relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 of each year commencing with June 30, 2010, will be available without charge, upon request, by calling toll-free (866) 622-3864 and in the Fund’s reports to be filed with the Securities and Exchange Commission and available on the Securities and Exchange Commission’s website at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures is available by calling (866) 622-3864 and will be sent within three business days of receipt of a request.
INVESTMENT ADVISORY AND OTHER SERVICES
          The management of the Fund is supervised by the trustees. Ascent Investment Advisors LLC provides investment advisory services to the Fund pursuant to an investment management agreement entered into with the Fund (the “Investment Management Agreement”).
          The Adviser, located at 8400 East Crescent Parkway, Suite 600, Greenwood Village, Colorado 80111, is a Colorado limited liability company formed in December 2007 for the purpose of providing investment advisory and management services to investment companies. The Adviser is expected to commence these investment advisory and management services upon the effective date of the Fund’s registration statement, estimated to be approximately October of 2009. All membership interests in the Adviser are owned by Real Estate Securities Partners, LLC. Myron D. Winkler, Randy S. Lewis and Andrew J. Duffy are the managing members of Real Estate Securities Partners, LLC. Mr. Winkler is also an Interested Trustee and Chairman of the Board. Mr. Lewis is also an Interested Trustee, Secretary, Treasurer and Chief Compliance Officer of the Fund. Mr. Duffy is also the Fund’s President and portfolio manager.
          The Investment Management Agreement was approved by the trustees, including a majority of the Independent Trustees on June 18, 2009, and by the Fund’s initial shareholder on October 12, 2009. The Investment Management Agreement has an initial term of two years. The Investment Management Agreement may be continued in effect from year to year after its initial term, provided that its continuance is approved annually by the trustees or by a majority of the outstanding voting shares of the Fund, and in each case is also approved by a majority of the Independent Trustees by vote cast in person at a meeting duly called for the purpose of voting on such approval.
          Under the Investment Management Agreement, the Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to the Fund’s portfolio of investments. In addition, the Adviser performs a variety of administrative services for the Fund. The Fund bears all of its other expenses and liabilities, including expenses incurred in connection with maintaining its registration under the 1933 Act and the 1940 Act, state qualifications, if any, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholders’ meetings, reports to shareholders and materials relating to the Fund’s quarterly repurchase offers.
          The annual percentage rate of the management fee of the Fund is set forth in the Prospectus.
          The Investment Management Agreement is terminable, without the payment of any penalty, on sixty days’ written notice, by a vote of the holders of a majority of the Fund’s outstanding shares, by a vote of a majority of the trustees of the Fund or by the Adviser. The Investment Management Agreement provides that it will automatically terminate in the event of its assignment. The Investment Management Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.
Approval of the Investment Management Agreement
          A discussion regarding the basis for the approval of the Fund’s Investment Management Agreement by the Board will be available in the Fund’s semi-annual report to shareholders for the period ending December 31, 2009.
Administrative and Custody Services
          Under the Fund Administration Servicing, Fund Accounting Servicing, Transfer Agent Servicing and Custody Agreements, U.S. Bancorp Fund Services, LLC (the “Administrator”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, is responsible for generally managing the administrative affairs, calculating the net asset value of the common shares of the Fund and providing custody and transfer agency services to the Fund. For its administration services, the Administrator is entitled to receive from the Fund an annual fee equal to 0.06% of the Fund’s average daily net assets up to $300,000,000 and 0.04% on Fund assets over $300 million, subject to a minimum annual fee equal to $45,000. For its custody services, the Administrator is entitled to receive from the Fund a fee that is based on the average daily net assets of the Fund and on portfolio transactions of the Fund according to a rate schedule determined by the types of securities in which the Fund invests and the countries of origin of the issuers of those securities. The Administrator will furnish to the Fund all office facilities, equipment and personnel for administration of the Fund. The Administrator will compensate all Administrator personnel who perform administrative services for the Fund. Administrative services provided by the Administrator include preparation and filing of documents required to comply with federal and state securities laws, providing custody and transfer agency services to the Fund, providing assistance in connection with the trustees and shareholders’ meetings, providing services in connection with repurchase offers and other administrative services necessary to conduct the Fund’s business.
Independent Public Accounting Firm
          Information regarding the Fund’s independent public accounting firm is described in the Prospectus.

PORTFOLIO MANAGER
          Mr. Andrew J. Duffy is the portfolio manager responsible for the day-to-day management of the Fund (the “Portfolio Manager”). As of the date of this SAI, Mr. Duffy did not manage any other registered investment company, other pooled investment or other account.
Compensation.
          Mr. Duffy will receive compensation for his services as Portfolio Manager in the form of a salary paid by the Adviser that is a guaranteed minimum amount for an initial period and then a fixed percentage of the net assets of the Fund.
Conflicts of Interest
          The Adviser, including Mr. Duffy specifically, may in the future manage additional registered investment companies, private accounts and unregistered private investment funds which may or may not have similar strategies to that of the Fund. This may give rise to potential conflicts of interest in connection with the management of the Fund’s investments on the one hand and the investments of the other accounts on the other. A possible conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of the Fund’s trades, whereby the Portfolio Manager could use this information to the advantage of another account and to the disadvantage of the Fund. In addition, the Portfolio Manager could potentially favor one account over another, including the Fund.
Securities Owned in the Fund by Portfolio Manager.
          As of the date of this SAI, the Portfolio Manager did not own any shares of the Fund.
ALLOCATION OF BROKERAGE
          Decisions regarding the placement of orders to purchase and sell investments for the Fund are made by the Adviser, subject to the supervision of the trustees. A substantial portion of the transactions in equity securities for the Fund will occur on domestic stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States and some foreign exchanges, these commissions are negotiated. However, on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.
          It is anticipated that most purchase and sale transactions involving fixed income securities, if any, will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally effected on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between the bid and ask price.
          The policy of the Fund regarding transactions for purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Board believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Fund and the Adviser from obtaining high-quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser may rely on its experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.
          In seeking to implement the Fund’s policies, the Adviser will place transactions with those brokers and dealers who it believes provide the most favorable prices and which are capable of providing efficient executions consistent with the Adviser’s best execution policies. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing transactions with those brokers and dealers who also furnish research or research related services to the Fund or the Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; appraisals or evaluations of securities; supplemental investment and market research; and security and economic analysis. While such services are useful and important in supplementing their own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.
          The Adviser expects to receive extensive research from Green Street Advisors, Newport Beach, California, and potentially from other firms active in generating real estate securities research. The Adviser further expects to execute a large percentage of the Fund’s portfolio transactions with these firms. The Adviser intends to pay for this research using “soft dollars” generated by the Fund’s portfolio transactions, provided, that such services fall within the safe harbor provided by Section 28(e) of the United States Securities Exchange Act of 1934, as amended. This safe harbor permits investment managers who use soft dollars generated by their advised accounts to obtain investment research and brokerage services that provide lawful and appropriate assistance to the Adviser in the performance of investment decision-making responsibilities. The term “soft dollars” refers to the receipt by an investment manager of products and services provided by brokers without any cash payment by the investment manager, based on the volume of revenues generated from brokerage commissions for transactions executed for clients of the investment manager. The products and services available from brokers that fall within the safe harbor include both internally generated items (such as research reports prepared by employees of the broker) as well as items acquired by the broker from third parties (such as software that provides analyses of securities portfolios).
          The availability of these benefits may influence the Adviser to select one broker rather than another to perform services for the Fund. Nevertheless, the Adviser will seek to attempt to assure either that the fees and costs for services provided to the Fund by brokers offering these benefits are not materially greater than services that would be performed by equally capable brokers not offering such services or that the Fund also will benefit from the services.
          In addition, the use of brokerage commissions to obtain investment research services may create a conflict of interest between the Adviser and the Fund, because the Fund will pay for such products and services that are not exclusively for the benefit of the Fund, but rather may be primarily for the benefit of the Adviser. To the extent that the Adviser is able to acquire these products and services without expending its own resources (including investment management fees paid by the Fund), the Adviser’s use of “soft dollars” would tend to increase the Adviser’s profitability. The availability of these non-monetary benefits may influence the Adviser to select one broker rather than another to perform services for the Fund.
          Subject to the requirement that the Adviser shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, the Adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by the Adviser, if any. This policy is not inconsistent with a rule of the Financial Industry Regulatory Authority (“FINRA”), which provides that no firm which is a member of the FINRA shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.
Portfolio Turnover.
          The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. It is anticipated that the Fund’s portfolio turnover rate will ordinarily be between 80% and 120%. The portfolio turnover rate is not expected to exceed 120%, but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover (100% or more) would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. See “U.S. Taxes” and “U.S. Federal Income Tax Matters” in the Prospectus.
U.S. TAXES
          The following is a summary discussion of the material U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of shares of the Fund. This discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. In addition, the discussion does not address any state, local or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations (possibly with retroactive effect). No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.
          The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income from interests in “qualified publicly traded partnerships” (as defined in the Code); (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Fund’s net assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s net assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s net assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer; (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code); and (iii) distribute at least 90% of its investment company taxable income (as defined in the Code, but without regard to the deduction for dividends paid) for such taxable year in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any U.S. federal income tax. For purposes of the 90% of gross income requirement described above, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund’s foreign currency gains as non-qualifying income. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to U.S. federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.
          In order to avoid incurring a U.S. federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (which is the excess of its realized capital gain over its realized capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus (iii) 100% of any ordinary income and capital gain net income from previous years (as previously computed) that were not paid out during such years and on which the Fund paid no U.S. federal income tax.
          If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally will be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as “qualified dividends” as discussed below, in the case of individual shareholders provided certain holding period and other requirements are met, as described below. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
          Distributions from the Fund, except in the case of distributions of qualified dividend income or capital gain dividends, as described below, generally will be taxable to shareholders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.
          If a shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the shareholder will generally be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. If a shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in newly issued shares of the Fund, the shareholder will generally be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives.
          Under current law, certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (generally 15% for individuals). Without future Congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2011. This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from certain United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. For these purposes, a “qualified foreign corporation” means any foreign corporation if (i) such corporation is incorporated in a possession of the United States, (ii) such corporation is eligible for benefits of a qualified comprehensive income tax treaty with the United States and which includes an exchange of information program, or (iii) the stock of such corporation with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A “qualified foreign corporation” does not include any foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company” (as defined in the Code). In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken.
          A dividend will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (or fewer than 91 days during the associated 181-day period in the case of certain preferred stocks) (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Distributions of income by the Fund, other than qualified dividend income and capital gains dividends, are taxed as ordinary income, at rates currently up to 35%.

          We cannot assure you as to what percentage of the dividends paid on the shares will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.
          Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund’s taking certain positions in connection with ownership of such distressed securities.
          Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.
          Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
          Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund’s net assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service (the “IRS”) that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such shareholder’s own income from those sources, and, if certain conditions are met, (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively use the foregoing information in calculating the foreign tax credit against federal income tax (but IRA accounts may not be able to use the foreign tax credit). The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. The rules relating to the foreign tax credit are complex. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.
          If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash and would require certain information to be furnished by the foreign corporation, which may not be provided. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments. Dividends paid by passive foreign investment companies will not qualify as qualified dividend income eligible for taxation at reduced tax rates.

          If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund’s payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.
          The sale, exchange or redemption of Fund shares may give rise to a gain or loss. Such gain or loss would generally be treated as capital gain or loss if the Fund shares are held as a capital asset. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. Long-term capital gain rates applicable to individuals have been reduced, in general, to a maximum rate of 15%; however, such rate is set to expire after December 31, 2010 absent further legislation. Any loss realized upon the sale or exchange of Fund shares with a holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. The use of capital losses is subject to limitations. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other substantially identical shares (whether through the reinvestment of distributions or otherwise) within a 61-day period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.
          Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund pursuant to the reinvestment privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.
          Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will nevertheless be treated as having received such dividends in the taxable year in which the distributions were actually made.
          Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Internal Revenue Service as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares, currently equal to 28%. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.
          Under Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder generally must file with the IRS a disclosure statement on Form 8886 except to the extent such losses are from assets that have a qualifying basis and meet certain other requirements. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
          The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.
          The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction and qualified dividend income) based upon the percentage of total dividends paid out of earnings or profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the dividends received deduction and dividends derived from qualified dividend income, if any, between its common shares and preferred shares, if any, in proportion to the total dividends paid out of earnings or profits to each class with respect to such tax year.
State And Local Taxes
          Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in the Fund.
OTHER INFORMATION
          The Fund is an organization of the type commonly known as a “Delaware statutory trust.” Under Delaware law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Agreement and Declaration of Trust (the “Declaration of Trust”) contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.
          The Declaration of Trust provides that the trustees will not be liable for actions taken in good faith in the reasonable belief that such actions were in the best interests of the Fund or, in the case of any criminal proceeding, as to which a trustee did not have reasonable cause to believe that such actions were unlawful; but nothing in the Declaration of Trust protects a trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any trustees.
          The Declaration of Trust provides that no person shall serve as a trustee if shareholders holding a majority of the outstanding shares have removed him from that office either by a written declaration filed with the Fund’s custodian or by votes cast at a meeting called for that purpose. Information about anti-takeover provisions in the Declaration of Trust is discussed in the Prospectus under “Anti-Takeover Provisions in the Declaration of Trust.” The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained as described on the cover page of this SAI.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
          Ernst & Young LLP is the independent registered public accounting firm for the Fund and will provide audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the SEC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholder
Global Real Estate Investments Fund
     We have audited the accompanying statement of assets and liabilities of Global Real Estate Investments Fund (the “Fund”) as of September 23, 2009. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Global Real Estate Investments Fund at September 23, 2009, in conformity with US generally accepted accounting principles.
/s/ Ernst & Young LLP
Cincinnati, Ohio
October 7, 2009

GLOBAL REAL ESTATE INVESTMENTS FUND
Statement of Assets & Liabilities
September 23, 2009

Assets:
Cash	$100,000
Deferred offering costs	366,634

Total assets	466,634

Liabilities:
Payable for offering costs	366,634

Total liabilities	366,634

Net Assets	$100,000

Net Assets Consist of:
Paid in capital	100,000

Net Assets	$100,000

Shares outstanding (unlimited shares authorized)	5,391

Net asset value per share	$18.55

Offering price per share ($18.55 divided by .9275)	$20.00

The accompanying notes are an integral part of this financial statement.

GLOBAL REAL ESTATE INVESTMENTS FUND
Notes to the Financial Statement
September 23, 2009
1. Organization
Global Real Estate Investments Fund (the “Fund”) is a newly organized, continuously offered, diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on June 16, 2009 and has no operating history. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) and the Securities Act of 1933 (the “1933 Act”). The Fund’s investment objective is total return through a combination of current income and capital appreciation. The Fund will pursue its investment objective by investing indirectly in a diversified portfolio of high quality income-producing real estate properties. The Fund intends to invest its assets globally, primarily in publicly-traded real estate investment trusts and other real estate securities. The Fund also seeks to achieve capital appreciation for its shareholders by encouraging long-term investment by marketing the Fund’s shares for which no secondary market will exist. The Fund is an interval fund and, as such, has adopted a fundamental policy that it will make quarterly repurchase offers. Investments are subject to a maximum sales load of 7.25%. The Fund may deduct a repurchase fee from the repurchase proceeds equal to 2% of the proceeds, to compensate the Fund for expenses directly and indirectly related to the repurchase.
2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (U.S. GAAP).
Use of Estimates
The accompanying financial statement are prepared in accordance with U.S. GAAP. The preparation of financial statement in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statement. Actual results could differ from those estimates.
Net Asset Value
The Fund’s net asset value of shares is determined daily, as of the close of regular trading on the NYSE. Each share is initially offered at a price of $18.55 per share plus the applicable sales load, but during the continuous offering, the price of the shares will increase or decrease on a daily basis according to the net asset value of the shares. For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined.
If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities trading on the NASDAQ are valued at the closing price. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Board of Trustees deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Non-dollar-denominated securities are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.
Federal Income Taxes
The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. If the Fund qualifies as a regulated investment company and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions.
Offering and Organizational Costs
The Fund estimates that it will incur approximately $366,634 in offering costs. The Fund will pay all of its offering expenses incurred with respect to the offering of its shares. These costs are accounted for as a deferred charge until operations begin and thereafter amortized to expense over twelve months on a straight-line basis. Ascent Investment Advisors, LLC (the “Adviser”) has agreed to pay all organizational expenses of the Fund.
Dividends and Distributions to Shareholders
The Fund intends to make a level dividend distribution each quarter to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The Fund would distribute to shareholders a fixed quarterly amount, which may be adjusted from time to time. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).
3. Fees and Transactions with Affiliates
The Fund has agreed to pay the Adviser as compensation under the Investment Management Agreement a monthly management fee computed at the annual rate of 1.20% of the daily net assets of the Fund for the first $250,000,000 of the Fund’s net assets. The management fee will decrease as the net assets of the Fund increase over $250,000,000. The applicable annual rate of the management fee according to the Fund’s net assets is set forth in accordance with the following schedule:

Up to and including $250,000,000	1.20%

Next $249,999,999 (Assets from $250,000,001-$500,000,000)	1.10%

Next $499,999,999 (Assets from $500,000,001- $1,000,000,000)	1.00%

Next $999,999,999 (Assets from $1,000,000,001-$2,000,000,000)	0.90%

Assets over $2,000,000,000	0.80%
The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, but excluding interest, brokerage commissions and extraordinary expenses), to the extent that they exceed 2.75% per annum of the Fund’s average daily net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect unless and until the Board approves its modification or termination.

Ascent Real Estate Securities, LLC (the “Distributor”) is serving as the Fund’s distributor. The Distributor may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business. The Distributor may also enter into selected dealer agreements with other broker dealers for the sale and distribution of the Fund’s shares. In addition to the total sales load, the Fund will pay the Distributor a monthly servicing fee at an annual rate of 0.25% of the average daily net assets of the Fund.

PART C
OTHER INFORMATION
Item 25. Financial Statements and Exhibits
(1) Financial Statement (included in Part B)
Report of Independent Registered Public Accounting Firm**
Statement of Assets and Liabilities**
Notes to Statement of Assets and Liabilities**
(2) Exhibits

(a)(i)	Certificate of Trust*

(a)(ii)	Agreement and Declaration of Trust*

(b)	Bylaws*

(c)	Not applicable

(d)	Form of Share Certificate**

(e)	Dividend Reinvestment Plan**

(f)	Not applicable

(g)(i)	Investment Management Agreement**

(g)(ii)	Expense Limitation Agreement**

(h)	Distribution Agreement**

(i)	Not applicable

(j)	Custody Agreement**

(k)(i)	Fund Administration Servicing Agreement**

(k)(ii)	Fund Accounting Servicing Agreement**

(k)(iii)	Transfer Agent Servicing Agreement**

(k)(iv)	Shareholder Servicing Agreement

(l)	Opinion and Consent of Blank Rome LLP**

(m)	Not applicable

(n)	Consent of Independent Auditor**

(o)	Not applicable

(p)	Initial Subscription Agreement**

(q)	Not applicable

(r)	Code of Ethics of the Fund and the Adviser **

*	Previously filed as an exhibit to the Fund’s initial registration statement filed on Form N-2 on July 30, 2009.

**	Filed herewith.

Item 26. Marketing Arrangements
     Form of Distribution Agreement filed as Exhibit 2(h).
Item 27. Other Expenses of Issuance and Distribution
     The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$12,586
Distributor’s Expense Reimbursement	131,976
Printing (Other than Certificates)	20,387
Engraving and Printing Certificates	—

Accounting Fees and Expenses	—
Legal Fees and Expenses	140,000
Miscellaneous Expenses	61,685
Total	$366,634
Item 28. Persons Controlled by or Under Common Control With Registrant
     None.
Item 29. Number of Holders of Securities
     Set forth below is the number of record holders as of October 12, 2009 of each class of securities of the Registrant:

Number of Record
Title of Class	Holders
Common Shares of Beneficial Interest	1
Item 30. Indemnification
     Article IV of the Registrant’s Agreement and Declaration of Trust provides as follows:
     4.1 No Personal Liability of Shareholders, Trustees, etc.
     No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the General Corporation Law of the State of Delaware. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer of the Trust, as such, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.
     4.2 Mandatory Indemnification.
     (a) The Trust shall indemnify the Trustees and officers of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise (other than, except as authorized by the Trustees, as the plaintiff or complainant) or with which he may be or may have been threatened, while acting in any capacity set forth in this Section 4.2 by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees.

     (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder.
All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.
     (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.
     (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.
     (e) Notwithstanding the foregoing, subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify Persons providing services to the Trust to the full extent provided by law provided that such indemnification has been approved by a majority of the Trustees.
     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
     4.3 No Duty of Investigation; Notice in Trust Instruments, etc.
     No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

     4.4 Reliance on Experts, etc.
     Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel or upon reports made to the Trust by any of the Trust’s officers or employees or by any adviser, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.
Item 31. Business and Other Connections of Investment Adviser
     Global Real Estate Fund Management, LLC serves as investment adviser to the Registrant. The Adviser is a Colorado limited liability company formed in December 2007. A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser, and each member or executive officer of the investment adviser is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the prospectus contained in this Registration Statement in the section entitled “Management of the Fund—Investment Adviser.”
Item 32. Location of Accounts and Records
     All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the possession and custody of the Registrant’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.
Item 33. Management Services
     Not applicable.
Item 34. Undertakings
1.	The Registrant undertakes to suspend the offering of its Common Shares of Beneficial Interest until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes:
(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (1) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)	that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d)	that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act; (2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
5.	The Registrant undertakes that:
(a)	for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the registration statement as of the time it was declared effective; and

(b)	for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES
     Pursuant to requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Princeton, and the State of New Jersey, on the 13 day of October, 2009.

GLOBAL REAL ESTATE INVESTMENTS FUND
By:	/s/ andrew j. duffy
	Name:	Andrew J. Duffy
	Title:	President (Principal Executive Officer)

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/* Myron D. Winkler	Trustee and Chairman of the Board	October 13, 2009
/s/ randy s. lewis Randy S. Lewis	Trustee, Secretary, Chief Compliance Officer and Treasurer (Principal Financial Officer)	October 13, 2009
/s/* Anthony J. Hertl	Trustee	October 13, 2009
/s/* James S. Vitalie	Trustee	October 13, 2009
/s/* Walter S. Schacht	Trustee	October 13, 2009

*By:	/s/ Andrew J. Duffy Andrew J. Duffy
as Attorney-In-Fact

INDEX TO EXHIBITS

Exhibit
No.	Description
(d)	Form of Share Certificate

(e)	Dividend Reinvestment Plan

(g)(i)	Investment Management Agreement

(g)(ii)	Expense Limitation Agreement

(h)	Distribution Agreement

(j)	Custody Agreement

(k)(i)	Fund Administration Servicing Agreement

(k)(ii)	Fund Accounting Servicing Agreement

(k)(iii)	Transfer Agent Servicing Agreement

(k)(iv)	Shareholder Servicing Agreement

(l)	Opinion and Consent of Blank Rome LLP

(n)	Consent of Independent Auditor

(p)	Initial Subscription Agreement

(r)	Code of Ethics of the Fund and the Adviser